                                                                   Exhibit 10.66

                                 LEASE AGREEMENT

                                     BETWEEN

                            WILMINGTON TRUST COMPANY,

                                AS OWNER TRUSTEE,

                                     LESSOR

                                       AND

                              ALOHA AIRLINES, INC.,

                             A DELAWARE CORPORATION,

                                     LESSEE

                                   DATED AS OF

                                 AUGUST 4, 1999


    ----------------------------------------------------------------------


                        ONE BOEING MODEL 737-73A AIRCRAFT

                       MANUFACTURER'S SERIAL NUMBER 28500

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                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE
ARTICLE 1.   DEFINITIONS.....................................................1-1

ARTICLE 2.   ACCEPTANCE UNDER LEASE..........................................2-1
       (a)   Conditions Precedent............................................2-1
       (b)   Time of Delivery................................................2-3
       (c)   Place of Delivery...............................................2-3
       (d)   Test Flight; Customer Walk-Around...............................2-3
       (e)   Change Orders...................................................2-3
       (f)   Development Changes.............................................2-4
       (g)   Use of Aircraft by Manufacturer.................................2-4
       (h)   Lessor Aircraft Modifications...................................2-4

ARTICLE 3.   TERM AND RENT...................................................3-1
       (a)   Term............................................................3-1
       (b)   Basic Rent......................................................3-1
       (c)   Security Deposit................................................3-1
       (d)   Supplemental Rent...............................................3-2
       (e)   Payments on Business Days.......................................3-2
       (f)   Place of Payment................................................3-2
       (g)   Prohibition Against Setoff, Counterclaim, Etc...................3-2

ARTICLE 4.   REPRESENTATIONS AND WARRANTIES..................................4-1
       (a)   Lessor's Representations and Warranties.........................4-1
       (b)   Lessee's Representations and Warranties.........................4-2

ARTICLE 5.   POSSESSION AND USE..............................................5-1
       (a)   Possession......................................................5-1
       (b)   Lawful Operations; Use..........................................5-1
       (c)   Maintenance.....................................................5-2
       (d)   Registration and Insignia.......................................5-3

ARTICLE 6.   REPLACEMENT AND POOLING OF PARTS;
             ALTERATIONS, MODIFICATIONS AND ADDITIONS........................6-1

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       (a)   Replacement of Parts............................................6-1
       (b)   Pooling of Parts................................................6-2
       (c)   Alterations, Modifications and Additions........................6-2
       (d)   Transfer of Engines Within Lessee's Fleet.......................6-3

ARTICLE 7.   INSPECTION; FINANCIAL INFORMATION; RECORDS......................7-1
       (a)   Information and Inspection......................................7-1
       (b)   Financial and Other Information.................................7-1
       (c)   Reports of Aircraft Use.........................................7-2

ARTICLE 8.   INDEMNIFICATION BY LESSEE.......................................8-1
       (a)   General Indemnity...............................................8-1
       (b)   General Tax Indemnity...........................................8-2
       (c)   After-Tax Nature of Indemnity...................................8-4
       (d)   Survival of Indemnities.........................................8-5
       (e)   Performance by Indemnitees......................................8-5

ARTICLE 9.   DAMAGE, DESTRUCTION, REQUISITION, CONDEMNATION..................9-1
       (a)   Event of Loss with Respect to Aircraft..........................9-1
       (b)   Event of Loss with Respect to an Engine.........................9-1
       (c)   Application of Payments from Governmental
             Authorities in Respect of Event of Loss.........................9-2
       (d)   Application of Payments During Existence of Event or
             Event of Default................................................9-2

ARTICLE 10.  INSURANCE......................................................10-1
       (a)   Liability and Property Damage Insurance........................10-1
       (b)   Insurance Against Loss or Damage to Aircraft...................10-1
       (c)   Requirements in Insurance Policies.............................10-2
       (d)   Uninsured Operations...........................................10-3
       (e)   Application of Insurance Proceeds for Event of Loss............10-3
       (f)   Application of Insurance Proceeds for Other than
             Event of Loss..................................................10-4
       (g)   Application in Default.........................................10-4
       (h)   Reports, Certificates, etc.....................................10-4
       (i)   Insurance - General............................................10-5

       (j)   Insurance of Lessee's Interest.................................10-5

ARTICLE 11.  MORTGAGES, LIENS, ETC..........................................11-1

ARTICLE 12.  RECORDATION AND FURTHER ASSURANCES.............................12-1

ARTICLE 13.  RETURN OF AIRCRAFT AND RECORDS.................................13-1
       (a)   Return.........................................................13-1
       (b)   Inspection; Test Flight........................................13-1
       (c)   Flight Hours/Cycles/Time Requirements..........................13-2
       (d)   General Return Requirements...................................13-11
       (e)   Records.......................................................13-12
       (f)   Technical Acceptance; Ferry Flight............................13-12
       (g)   Aid in Disposition............................................13-13

ARTICLE 14.  EVENTS OF DEFAULT..............................................14-1

ARTICLE 15. REMEDIES........................................................15-1

ARTICLE 16. EXCUSABLE DELAY.................................................16-1
       (a)  General.........................................................16-1
       (b)  Four (4) Months' Excusable Delay................................16-1
       (c)  Consequence of Termination......................................16-1
       (d)  Failure to Terminate............................................16-2
       (e)  Damage to or Destruction of Aircraft - Delivery Delay...........16-2
       (f)  Termination Rights Exclusive....................................16-2

ARTICLE 17. MISCELLANEOUS...................................................17-1
       (a)  Construction and Applicable Law.................................17-1
       (b)  Notices.........................................................17-1
       (c)  Lessor's Right to Perform for Lessee............................17-2
       (d)  Corporate Existence; Merger.....................................17-2
       (e)  Training and Customer Support...................................17-3
       (f)  Subject and Subordinate.........................................17-3
       (g)  Assignment......................................................17-4
       (h)  Expenses........................................................17-4
       (i)  Survival........................................................17-4
       (j)  Integration.....................................................17-5
       (k)  Federal Bankruptcy Code.........................................17-5

       (l)  Counterparts....................................................17-5
       (m)  Execution by Telecopy...........................................17-5

Schedule "1".................................................................S-1

Exhibit "A"..................................................................A-1

                                 LEASE AGREEMENT

     This Lease Agreement, dated as of August 4, 1999, is entered into by and between Wilmington Trust Company, a Delaware banking corporation, with a place of business at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, acting not in its individual capacity but solely as Owner Trustee (herein called "Lessor"), and Aloha Airlines, Inc., a Delaware corporation, having its principal place of business at 371 Aokea Street, Honolulu, Hawaii 96819 (herein called "Lessee").

                                    RECITALS

     Lessee desires to lease from Lessor and Lessor is willing to lease to Lessee the Aircraft described herein upon and subject to the terms and conditions of this Lease. In consideration of the mutual promises herein, Lessor and Lessee agree as follows:

                              TERMS AND CONDITIONS

     ARTICLE 1. DEFINITIONS. The following terms shall have the following meanings and shall be equally applicable to both the singular and the plural forms of the terms defined herein:

     "Approved Maintenance Performer" means any maintenance performer approved by the FAA and commonly recognized in the industry as a reputable maintenance performer, or any other person agreed to from time to time in writing by Lessor, including Air New Zealand Limited, of Christchurch, New Zealand, Aviation Management Systems, Inc. or Goodyear, each of Phoenix, Arizona, Spar Aerospace Limited, of Alberta, Canada, and B.F. Goodrich (formerly known as Tramco), of Everett, Washington.

     "Aircraft" means the Airframe to be leased hereunder, together with each Engine initially installed on the Airframe when delivered and leased hereunder (or any engine substituted for any such Engine pursuant to the terms of this Lease), whether or not any of such initial or substituted Engines may from time to time no longer be installed on the Airframe or on any other aircraft.

     "Airframe" means (i) the Boeing Model 737-73A aircraft, excluding any Engines or other engines that may be installed on such aircraft from time to time, to be manufactured and sold pursuant to the Purchase Agreement and leased by Lessor to Lessee hereunder and under a Lease Supplement; and (ii) any and all Parts, so long as the same shall be incorporated in or installed on or attached to the Airframe or so long as title thereto shall remain vested in Lessor in accordance with the terms of Article 6 hereof after removal from the Airframe.


                                     - 1-1 -

     "APU" means the auxiliary power unit installed in the Airframe on the Delivery Date (or such auxiliary power unit as may be substituted therefor after the Delivery Date in accordance with the requirements of this Lease).

     "Basic Rent" for the Aircraft means the basic rent payable for the Aircraft pursuant to Article 3(b) hereof (as supplemented by Schedule "1" hereto).

     "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banking institutions are authorized by law to be closed in the city of Honolulu, Hawaii, in the city of New York, New York, or other city as may be designated by Lessor from time to time pursuant to Article 3(f).

     "Certificated Air Carrier" means an air carrier certificated by the Department of Transportation under Section 41102 of Title 49 of the United States Code, or under similar provisions of any statute enacted in lieu thereof.

     "Companion Lease" means the Lease Agreement of even date herewith between Lessor and Lessee pursuant to which Lessor has agreed to lease to Lessee another Boeing Model 737-73A aircraft.

     "Country of Registration" means the United States of America.

     "Cycle" means: (i) with respect to the Airframe, one take-off and landing of the Airframe and (ii) with respect to an Engine or other engine or any Part or part, one take-off and landing of the Airframe or other airframe on which such Engine or other engine or Part or part is installed.

     "Delivery Date" means the date of the Lease Supplement for the Aircraft, which date shall be the same date the Aircraft is delivered to, and accepted by, Lessee hereunder.

     "Dollars" or "$" means lawful currency of the United States of America.

     "Engine" means (i) each of the two CFM International Model CFM56-7B20 engines (to be upgraded to CFM56-7B24 engines prior to or promptly following delivery) specified by manufacturer's serial numbers in the Lease Supplement and installed on the Airframe on the Delivery Date therefor (or an engine which may from time to time be substituted for such an Engine pursuant to Article 9(b) hereof), whether or not from time to time thereafter no longer installed on the Airframe or installed on any other aircraft and (ii) any and all Parts, so long as the same shall be incorporated in or installed on or attached to such Engine (or engine) or so long as title thereto shall remain vested in Lessor in accordance with the terms of Article 6 hereof after removal from such Engine (or engine).

     "Equipment" means, as the context may require, the Aircraft, Airframe and Engines then leased hereunder.


                                     - 1-2 -

     "Event" means an event or occurrence which, with the passing of time and/or the giving of notice, would constitute an Event of Default.

     "Event of Default" means any of the events referred to in Article 14 hereof.

     "Event of Loss" with respect to any Item of Equipment means any of the following events with respect to such Item of Equipment: (a) loss of such Item of Equipment or the use thereof due to theft or disappearance for a period in excess of thirty (30) days, or destruction, damage beyond economic repair or rendition of such Item of Equipment permanently unfit for normal use for any reason whatsoever; (b) any loss of or damage to such Item of Equipment which results in an insurance settlement with respect thereto on the basis of a total loss, or a constructive or compromised total loss; (c) the condemnation, confiscation or requisition of title to or use of such Item of Equipment, other than a requisition for use of such Item of Equipment by the Government of the Country of Registration of the Aircraft for a period of less than sixty (60) days; (d) as a result of any rule, regulation, order, or other action by the FAA or other governmental body having jurisdiction, the use of such Item of Equipment in the normal course of air transportation of persons shall have been prohibited for a period of six consecutive months; or (e) any other deprivation or seizure of such Item of Equipment for a period of more than sixty (60) days. An Event of Loss to the Aircraft shall be deemed to have occurred if an Event of Loss occurs with respect to the Airframe of the Aircraft.

     "Excusable Delay" shall have the meaning set forth in Article 16 hereof.

     "FAA" means, as the context may require or permit, the United States Federal Aviation Administration, the Department of Transportation, the Administrator of the Federal Aviation Administration, and any person, governmental department, bureau, commission or agency succeeding to the functions of any of the foregoing.

     "FAR" means the United States Federal Aviation Regulations issued by the FAA pursuant to the United States Transportation Code of 1994, as amended or supplemented from time to time.

     "Flight Hour" means: (i) with respect to the Airframe, each hour or part thereof which elapses from the time the wheels of the Airframe leave the ground on take-off to the time when the wheels of the Airframe touch the ground on landing, and (ii) with respect to an Engine or other engine or any Part or part, including the APU, each hour or part thereof which elapses from the time the wheels of the airframe, whether or not the Airframe leased hereunder, on which such Engine or other engine or Part or part is installed, leave the ground on takeoff to the time when the wheels of such airframe touch the ground on landing.

     "Item of Equipment" means, as the context may require, the Aircraft, Airframe or any Engine then leased hereunder.

     "Incentive Rate" means three (3) percentage points above the prime or base rate of interest charged by Citibank, N.A., in New York from time to time as its prime or base


                                     - 1-3 -
commercial lending rate, but, if prohibited by applicable law, the maximum contract rate permitted by applicable law.

     "Landing Gear" means the landing gear (as per the Manufacturer's definition, i.e., excluding actuating mechanisms, etc.) installed on the Airframe on the Delivery Date (or such landing gear as may be substituted therefor after the Delivery Date in accordance with the requirements of this Lease).

     "Lease Agreement," "this Lease," "this Agreement," "herein," "hereof," "hereunder" or other like words means this Lease Agreement as the same may hereafter from time to time be supplemented, amended, waived or modified pursuant to the applicable provisions hereof, including, without limitation, supplementation hereof by one or more Lease Supplements.

     "Lease Supplement" means each Lease Supplement, substantially in the form of Exhibit "A" hereto, to be entered into between Lessor and Lessee for the purpose of leasing an Item of Equipment under and pursuant to the terms of this Lease Agreement.

     "Letter of Credit" means an irrevocable, transferable standby letter of credit issued for the benefit of Lessor by a substantial international banking institution in Honolulu Hawaii, Los Angeles or San Francisco, California, or New York, New York, acceptable to Lessor, in form and substance satisfactory to Lessor in its sole discretion.

     "Lien" means any mortgage, pledge, lien, charge, encumbrance, lease, security interest or claim.

     "Maintenance Program," as of any date of determination, means Lessee's program of overhaul and maintenance for the Equipment, approved by the FAA and which: (i) at all times complies in all material respects with the then latest revision of the Manufacturer's Maintenance Planning Document and, if Lessee's program of overhaul and maintenance is a block maintenance program, the then latest revision of Appendix C Document No. D626AO01 (or any restatement thereof) applicable to the Aircraft as the result of the Flight Hours/Cycles ratio that the Aircraft has been operated during the Term, (ii) incorporates the then latest revision of the Manufacturer's Corrosion Prevention and Control Program for aircraft of similar type as the Aircraft, and (iii) at all times complies in all material respects with the then latest revision of the Engine manufacturer's Engine Management Program.

     "Manufacturer" means The Boeing Company, a Delaware corporation.

     "Mortgage" means the mortgage agreement pursuant to which Lessor will grant Mortgagee a mortgage interest in the Aircraft to secure repayment of the financing obligation incurred by Lessor in connection with Lessor's purchase of the Aircraft, as such mortgage agreement may be modified, amended or supplemented from time to time.


                                     - 1-4 -

     "Mortgagee" means the mortgagee under the Mortgage, and its successors and assigns.

     "Owner Participant" means Ansett Worldwide Aviation, U.S.A., a Nevada general partnership, and its successors and assigns.

     "Parts" means all appliances, components, parts, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature, including the APU and Landing Gear (but excluding whole Engines or engines), so long as the same shall be furnished with, incorporated in, installed on, or attached to the Aircraft, Airframe or any Engine or so long as title thereto shall remain vested in Lessor in accordance with the terms of Article 6 hereof after removal from the Aircraft, Airframe or such Engine.

     "Participant" means Mortgagee, WTC, Owner Participant, and any other person or entity that has or may hereafter acquire an ownership or mortgage interest in the Aircraft, whether as owner trustee, mortgagee, indenture trustee, owner participant, loan participant or otherwise.

     "Purchase Agreement" means the Purchase Agreement No. 1909 dated as of March 6, 1999, including Detail Specification D6-38808-7, Latest Revision, to the extent the same relates to the sale and the purchase of the Aircraft, as such Purchase Agreement has heretofore been, and may hereafter from time to time be, supplemented, amended or modified.

     "Rent" means Basic Rent and Supplemental Rent.

     "Scheduled Aircraft Delivery" for the Aircraft means the scheduled month of delivery for the Aircraft set forth in Article 2(b) hereof.

     "Security Deposit" means the cash security or Letter of Credit deposited with Lessor pursuant to Article 3(c) hereof.

     "Stipulated Loss Value" for the Aircraft and for each Engine shall have the meanings set forth in Schedule "1" hereto.

     "Supplemental Rent" means any and all amounts, liabilities and obligations which Lessee assumes or agrees hereunder to pay to Lessor or others, including Stipulated Loss Value payments, but excluding Basic Rent.

     "Term," in respect of an Item of Equipment, means the lease term for which such Item of Equipment is leased hereunder pursuant to Article 3(a) hereof.

     "Trust Agreement" means the Trust Agreement dated as of August 2, 1999, between WTC and Owner Participant, as amended or supplemented from time to time.

     "WTC" means Wilmington Trust Company, a Delaware banking corporation, and its successors and assigns.


                                     - 1-5 -

     ARTICLE 2. ACCEPTANCE UNDER LEASE.

     (a) CONDITIONS PRECEDENT. Lessor hereby agrees to lease to Lessee hereunder, and Lessee hereby agrees to lease from Lessor hereunder, the Aircraft, as further evidenced by the execution by Lessor and Lessee of a Lease Supplement. Lessor's obligation to lease the Aircraft to Lessee hereunder shall be subject to the following conditions precedent being complied with to Lessor's satisfaction or being waived by Lessor in its discretion:

         (i) PRE-DELIVERY. On or prior to the date specified below, Lessor shall have received:

             (1) within ten (10) days following the date this Lease is signed by Lessee, a resolution of the Board of Directors of Lessee, certified by the Secretary or an Assistant Secretary of Lessee, duly authorizing or ratifying the lease of the Aircraft hereunder and the execution, delivery and performance of this Lease and the Lease Supplement, together with an incumbency certificate as to the person or persons authorized to execute and deliver such documents on behalf of Lessee;

             (2) on the signing of this Lease, Lessor shall have received the Security Deposit described in Article 3(c) and Schedule "1" hereto; and

             (3) on or prior to October 1, 1999, a copy of Lessee's Maintenance Program for the Aircraft to enable Lessor to verify to its satisfaction that the Maintenance Program complies in all material respects with the Boeing Maintenance Planning Document and, if Lessee's maintenance program is a block maintenance program, Appendix C No. D626AO01 Blocked Maintenance Program, latest amendment, applicable to the Aircraft operations of Lessee (and Lessor agrees to maintain the confidentiality of Lessee's Maintenance Program and not disclose Lessee's Maintenance Program to any person other than Owner Participant, its agents and representatives (who in turn shall maintain the confidentiality thereof), or for purposes of bridging the Aircraft from Lessee's Maintenance Program to another maintenance program).

         (ii) DELIVERY. The following additional conditions shall be complied with to Lessor's satisfaction (or be waived by Lessor) at or prior to the time the Aircraft is ready for delivery from Lessor to Lessee hereunder or on such earlier date as may be applicable to such condition:

             (1) Lessor shall have received the following:

                 (A) the Lease Supplement for the Aircraft, duly authorized and executed by Lessee and dated the Delivery Date for the Aircraft;


                                     - 2-1 -

                 (B) the first installment of Basic Rent for the Aircraft required under Article 3(b), less the sum of $100,000 heretofore deposited by Lessee with Lessor (which $100,000 deposit will be applied by Lessor towards the first installment of Basic Rent);

                 (C) at least five (5) Business Days prior to the Delivery Date, a certificate and an opinion signed by independent aircraft insurance brokers as to the due compliance with the insurance provisions of Article 10 hereof,

                 (D) a favorable opinion of counsel for Lessee, addressed to Lessor and dated the Delivery Date for the Aircraft, concerning the matters set forth in clauses (i) through (vii), inclusive, of Article 4(b) hereof, and as to such other matters as Lessor shall specify;

                 (E) at Lessee's expense, a favorable opinion of FAA counsel concerning the proper filing for recordation of this Lease and the Mortgage with the FAA to protect and perfect Lessor's and Mortgagee's interests in the Aircraft;

                 (F) a copy of Lessee's air transport license and Lessee's air carrier operating certificate, issued by the FAA, authorizing the operation of Boeing 737-700 aircraft; and

                 (G) such other documents as Lessor may reasonably request.

             (2) On the Delivery Date for the Aircraft the following statements shall be true and Lessor shall have received a certificate signed by a duly authorized officer of Lessee, dated such Delivery Date, stating that:

                 (A) the representations and warranties contained in Article 4(b) hereof are true and accurate on and as of such date as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date);

                 (B) no event has occurred and is continuing, or would result from the lease of the Aircraft, which constitutes an Event or an Event of Default; and

                 (C) all necessary approvals, authorizations, consents, licenses, certificates and orders of the FAA and any other governmental or regulatory authority having jurisdiction with respect to the ownership, use or operation of the Aircraft or the transactions contemplated by this Lease have been obtained, and such approvals, authorizations, consents, licenses, certificates and orders are in full force and effect and constitute sufficient authorization therefor.


                                     - 2-2 -

     If Lessee fails for any reason to fulfill the conditions contained in this
Article 2 in a timely manner, other than as a result of Lessor's failure to perform its obligations hereunder, the same shall constitute an Event of Default under this Lease.

     (b) TIME OF DELIVERY. Subject to the provisions of Article 16 hereof, the Aircraft shall be delivered to Lessee in compliance with Detail Specification D6-38808-7, Latest Revision, and Lessee shall accept delivery of the Aircraft hereunder upon tender of delivery of the Aircraft by Manufacturer under the Purchase Agreement, currently scheduled during the second half of November, 1999. Lessor shall give Lessee at least seven (7) days' advance notice of the expected Delivery Date for the Aircraft. If, after the expiration of such 7-days' advance notice period, delivery of the Aircraft is delayed beyond such expected Delivery Date due to Lessee's fault or responsibility, without limiting Lessor's rights to terminate this Lease and to recover damages as the result of Lessee's failure to take delivery of the Aircraft, Lessee shall promptly reimburse Lessor for all costs and expenses incurred by Lessor as a result of such delay, including but not limited to reasonable amounts for transportation, storage, insurance, taxes, preservation or protection of the Aircraft, legal expenses attributable to the delay, and Lessee shall also be obligated to pay Lessor, on demand, an amount equal to the Basic Rent that would have been payable in respect of the Aircraft hereunder if Lessee had taken delivery of the Aircraft on such expected Delivery Date, prorated on a daily basis for each day from and including such expected Delivery Date to the earlier of the date the Aircraft is delivered to Lessee hereunder or the date this Lease is terminated or canceled by Lessor as a result of Lessee's failure to take delivery of the Aircraft in accordance with the terms and conditions of this Lease.

     (c) PLACE OF DELIVERY. The Aircraft shall be delivered to Lessee hereunder, at Lessee's expense, at an airport in or near Seattle, Washington, or Las Vegas, Nevada, or, at Lessee's expense, at such alternate site as may be mutually agreed upon in writing by Lessor and Lessee in an effort to minimize as much as reasonably possible, consistent with law, any sales, use or similar tax exposure to the parties relating to the place of delivery of the Aircraft.

     (d) TEST FLIGHT; CUSTOMER WALK-AROUND. Lessee shall have the right to participate in the test flight(s) and customer walk-around for the Aircraft contemplated by the Purchase Agreement, and Lessor shall give Lessee as much advance notice thereof as is practicable in order for Lessee to be able to participate in such flight(s) and customer walkaround.

     (e) CHANGE ORDERS. Subject to the terms of the Purchase Agreement, the Detail Specification may, by mutual agreement between Lessee and Lessor, be amended from time to time by change order or other written agreement, which shall set forth in detail the particular changes to design, performance, weight, balance, Scheduled Aircraft Delivery and Rent for the Aircraft and the other provisions of this Agreement. Such change orders and other written agreements shall be signed on behalf of Lessee and Lessor by their respective duly authorized representatives.


                                     - 2-3 -

     (f) DEVELOPMENT CHANGES. The Detail Specification also may be revised by Manufacturer without Lessee's consent to incorporate development changes if such changes do not affect Lessor's cost, or adversely affect the Scheduled Aircraft Delivery, guaranteed weight or guaranteed performance of the Aircraft or interchangeability or replaceability requirements under the Detail Specification. Development changes are changes deemed necessary to correct defects, improve the Aircraft, prevent delay, or insure compliance with the Purchase Agreement. Lessor shall notify Lessee of all changes made in the Detail Specification pursuant to this Article 2(f) by furnishing to Lessee revised pages for the Detail Specification.

     (g) USE OF AIRCRAFT BY MANUFACTURER. Lessee agrees that Manufacturer may use the Aircraft to be leased hereunder for flight tests prior to delivery if such flight tests are permitted under the Purchase Agreement. Lessee shall accept delivery of the Aircraft used for flight tests in accordance with this
Article 2(g) without any reduction in the Rent for depreciation or wear and tear resulting therefrom.

     (h) LESSOR AIRCRAFT MODIFICATIONS. Prior to the Delivery Date, if consistent with Manufacturer's and vendor lead-time constraints, but otherwise as promptly following the Delivery Date as is consistent with modification facility and vendor lead-time constraints, Lessor shall cause the Detail Specification for the Aircraft to be amended at Lessor's cost to: (i) increase the thrust of the Engines to 24,000 lbs., (h) increase the MTOW to 154,500 Ibs., and (iii) configure the cabin interior to a two-class layout of 12 first class seats and 112 economy class seats. Lessor shall be responsible for coordinating the completion and certification of the modifications referred to in clauses
(i), (ii) and (iii), above. Lessee shall be entitled to have a representative present during the course of the performance of such modifications by such modification facility, and Lessee shall be entitled to review the maintenance contract in respect thereof (but shall not have any right to require modifications or additions thereto). The maintenance contract shall include warranties that will be assigned to Lessee.

     Promptly following the date this Lease is signed by Lessee, Lessor will purchase a slimline (or a half G2) galley for installation by Lessee at Lessor's expense (but charged to Lessor at Lessee's cost, i.e., no overhead or profit) upon delivery by the manufacturer thereof. The estimated time for delivery is seven months, but Lessor shall work with the manufacturer of the galley in an effort to improve such delivery time. Lessor also agrees to purchase a drop down LCD video system for installation by Lessee at Lessor's expense (but charged to Lessor at Lessee's cost, i.e., no overhead or profit) upon delivery by the manufacturer thereof. The estimated time for delivery is ten months, but Lessor shall work with the manufacturer of the video system in an effort to improve such delivery time. Further, Lessor will cause the Manufacturer or the modification facility that configures the interior seating referred to in the preceding paragraph to install wiring and other necessary provisions for the video system during the interior modification, to the extent reasonably practicable. Lessor shall be responsible for coordinating the completion and certification of the galley and video system installation.


                                     - 2-4 -

     Lessee shall be entitled to an abatement of Basic Rent, prorated on a daily basis, but not to exceed an aggregate of fifteen (15) days, for each full day that the Aircraft cannot be operated by Lessee solely as the result of the required grounding of the Aircraft to incorporate the modifications referred to in this Article 2(h). Lessee agrees to use its best efforts to minimize such downtime by performing the modifications in a continuous and efficient manner.

     All Parts removed from the Aircraft in connection with the foregoing modifications as well as the parts and equipment required to perform such modifications shall at all times be and remain the property of Lessor, and Lessee shall make such Parts and equipment available to Lessor for disposition by Lessor.

     Except as specifically provided above, the Aircraft is delivered to Lessee hereunder "AS-IS, WHERE-IS"


                                     - 2-5 -

     ARTICLE 3. TERM AND RENT.

     (a) TERM. Except as otherwise provided herein, the Aircraft shall be leased to Lessee hereunder for a Term of ten (10) years, commencing on the Delivery Date for the Aircraft.

     (b) BASIC RENT. Lessee shall pay Lessor Basic Rent for the Aircraft throughout the Term in 120 consecutive monthly in advance payments, due and payable commencing on the Delivery Date for the Aircraft and on the like date in each calendar month thereafter to and including the 120th calendar month, or if such month has no such date, on the last Business Day of such month. The amount of each monthly Basic Rent payment payable for the Aircraft throughout the Term shall be as specified in paragraph 2 of Schedule "1" hereto.

     (c) SECURITY DEPOSIT. On the date this Lease is signed by Lessor and Lessee, Lessee shall provide Lessor with the cash or Letter of Credit Security Deposit specified in paragraph 3 of Schedule "1" hereto to be held by Lessor as security for performance of all Lessee's obligations hereunder and under the Companion Lease. Lessee agrees to maintain the Security Deposit with Lessor for the original amount thereof until all Lessee's obligations hereunder shall have been fully performed. Lessor may commingle the cash Security Deposit with its general funds.

     In the event Lessee fails to take delivery of the Aircraft as provided herein or if any other Event of Default occurs and is continuing or shall result in the termination or cancellation of this Lease by Lessor, in addition to any other rights or remedies Lessor may have hereunder or under the Companion Lease, Lessor shall be entitled, at its option, to draw on the Letter of Credit, if any, for the full amount thereof or for any portion thereof as Lessor shall elect, and apply all or any proceeds thereof, or, as the case may be, all or any portion of the cash Security Deposit towards any or all amounts due under this Lease or the Companion Lease, whether such amounts due constitute Basic Rent payments hereunder or thereunder, damages for breach of this Lease or the Companion Lease, or other Rent payments hereunder or thereunder. If at the time the Letter of Credit, if any, is drawn upon Lessor shall not have finally determined the full amount to become payable hereunder and under the Companion Lease (including without limitation, the extent of its damages hereunder or the damages under the Companion Lease), Lessor shall be entitled to retain the unapplied portion of the cash Security Deposit or the unapplied proceeds of the Letter of Credit, as the case may be, until such time as such final determination has been made and full and, final payment thereof has been received (and Lessor agrees to use reasonable efforts to make prompt determination of the full amount payable hereunder and under the Companion Lease).

     Upon full performance by Lessee of all its obligations hereunder, and provided no Event or Event of Default shall have occurred and be continuing, Lessor shall promptly return the Security Deposit to Lessee.


                                     - 3-1 -

     (d) SUPPLEMENTAL RENT. Lessee also agrees to pay to Lessor, or to whomsoever Lessor shall direct in writing, any and all Supplemental Rent promptly as the same shall become due and owing, and in the event of any failure on the part of Lessee to pay any Supplemental Rent, Lessor shall have all the rights, powers and remedies provided for herein, by law or otherwise, as in the case of non-payment of Basic Rent. Lessee will also pay to Lessor, as Supplemental Rent, on demand, interest at the Incentive Rate on any part of any Basic Rent not paid when due and on any other payment of Supplemental Rent not paid when due or demanded by Lessor in accordance with the terms hereof for the period for which the same shall become due until the same shall be paid. Such interest will accrue on a day to day basis.

     (e) PAYMENTS ON BUSINESS DAYS. If any date on which a payment of Rent becomes due and payable is not a Business Day, the Rent payment otherwise due and payable on such date shall be due and payable on the immediately succeeding Business Day.

     (f) PLACE OF PAYMENT. All Rent shall be payable in Dollars, in immediately available funds, not later than 11:00 a.m., New York City time, on the due date thereof, at the office of Citibank, N.A., 21st Floor, Zone 1, 111 Wall Street, New York, New York, 10043, ABA No. 021000089 (CHIPS ID 0008), for credit to the account of Ansett Worldwide Aviation, U.S.A., Account No. 36953153, or at such other location or account as Lessor shall from time to time designate in writing. Rent payments payable hereunder shall be deemed to have been paid only at the time actually credited to Lessor's account referred to above. All interest and other payments payable hereunder that are pro-rated on an annualized or other periodic basis shall be calculated on the basis of a year consisting of 360 days and twelve 30-day months.

     (g) PROHIBITION AGAINST SETOFF, COUNTERCLAIM, ETC. Lessee's obligation to pay Rent hereunder shall be absolute and unconditional and shall not be affected by any circumstances, including, without limitation: (i) any setoff, counterclaim, recoupment, defense or other right which Lessee may have against Lessor, Manufacturer, any Participant or any other person for any reason whatsoever, (ii) any defect in the title, airworthiness, condition, design, operation, or fitness for any particular purpose or for use, or any damage to or loss or destruction, of the Aircraft, or any interruption or cessation in the use or possession thereof by Lessee for any reason whatsoever, (iii) any insolvency, bankruptcy, reorganization or similar proceedings by or against Lessor, Lessee, Manufacturer, any Participant or other person, or (iv) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

     Lessee hereby waives, to the extent permitted by applicable law, any and all rights which it may now have or which may at any time hereafter be conferred upon it by statute or otherwise to terminate, cancel, quit, or surrender this Lease or the Aircraft or to reject or revoke acceptance of the Aircraft, or to any abatement, suspension, deferment or reduction of Rent or the performance of any other obligations, except in accordance with the express terms hereof.


                                     - 3-2 -

     For the avoidance of doubt, nothing in this Article 3(g) shall be construed to prevent Lessee from commencing legal proceedings against Lessor to recover damages from Lessor for the breach by Lessor of any of its obligations under this Lease.


                                     - 3-3 -

     ARTICLE 4. REPRESENTATIONS AND WARRANTIES.

     (a) LESSOR'S REPRESENTATIONS AND WARRANTIES. THE AIRCRAFT IS DELIVERED AND LEASED HEREUNDER "AS-IS, WHERE-IS" AND NEITHER LESSOR NOR ANY PARTICIPANT NOR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY GUARANTY, REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, AIRWORTHINESS, VALUE, CONDITION, DESIGN, CONFORMITY TO THE PROVISIONS OF THE PURCHASE AGREEMENT DESCRIPTION, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OR FOR A PARTICULAR PURPOSE OF ANY ITEM OF EQUIPMENT OR ANY PART THEREOF, OR ANY MODIFICATION MADE PURSUANT TO ARTICLE 2(h) HEREOF, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF THE EQUIPMENT OR ANY PART THEREOF OR AS TO ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESSED OR IMPLIED, WITH RESPECT TO THE EQUIPMENT OR ANY PART THEREOF, OR ANY MODIFICIATION MADE PURSUANT TO ARTICLE 2(h) HEREOF, AND LESSEE HEREBY WAIVES ALL WARRANTIES, GUARANTEES, RIGHTS AND REMEDIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, ANY OBLIGATION OR LIABILITY OF LESSOR OR ANY PARTICIPANT WITH RESPECT TO ANY IMPLIED WARRANTY OF MERCHANTABILITY, ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING, USAGE OF TRADE, ANY IMPLIED WARRANTY OF FITNESS AND ANY DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND OR NATURE, WHETHER OR NOT ARISING FROM THE NEGLIGENCE BUT, AS TO LESSOR OR A PARTICIPANT, EXCLUDING GROSS NEGLIGENCE AND WILLFUL MISCONDUCT OF LESSOR OR SUCH PARTICIPANT, AS THE CASE MAY BE, AND ANY RISKS WITH RESPECT THERETO ARE HEREBY ASSUMED BY LESSEE, except that Lessor represents to Lessee that:

         (i) Lessor has full power, authority and legal right to enter into and perform its obligations under this Lease.

         (ii) This Lease has been duly authorized by all necessary action on the part of Lessor.

         (iii) Neither the execution and delivery by Lessor of this Lease nor the performance by Lessor of any of the transactions contemplated hereby require the consent, approval, order or authorization of, or registration with, or the giving of notice to, the FAA or any other domestic or foreign governmental authority.


                                     - 4-1 -

         (iv) This Lease has been duly executed and delivered by Lessor and constitutes, and the Lease Supplement when executed and delivered by Lessor will constitute, legal, valid and binding obligations of Lessor, enforceable in accordance with their terms.

     Provided no Event or Event of Default has occurred and is continuing, Lessor agrees to assign or otherwise make available to Lessee, without representation, warranty or recourse of any kind, express or implied, such rights as Lessor may have with respect to the Equipment under any warranty, service policy or product support plan of Manufacturer or any subcontractor, vendor or supplier of any Equipment, or part thereof, to the extent the same legally may be assigned or otherwise made available to Lessee.

     THE WARRANTIES OF LESSOR SET FORTH IN THIS ARTICLE 4 ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES OF LESSOR OR ANY PARTICIPANT, INCLUDING FITNESS FOR USE OR FOR A PARTICULAR PURPOSE AND MERCHANTABILITY, WRITTEN OR ORAL, EXPRESS OR IMPLIED.

     (b) LESSEE'S REPRESENTATIONS AND WARRANTIES. Lessee represents and warrants that:

         (i) Lessee is a corporation duly organized and existing in good standing under the laws of Delaware, has full power, authority and legal right to own its properties and to carry on its business as presently conducted and to perform its obligations under this Lease, is a Certificated Air Carrier duly authorized to act as such pursuant to the laws of the Country of Registration, holds all licenses, certificates and permits from all governmental authorities necessary for the conduct of its business, and is duly qualified to do business as a corporation in good standing in each jurisdiction in which the failure to be so qualified would have a materially adverse effect on Lessee or on its ability to perform its obligations hereunder.

         (ii) This Lease has been duly authorized by all necessary action on the part of Lessee, does not require any approval of stockholders of Lessee, and neither the execution and delivery hereof nor the consummation of the transactions contemplated hereby nor compliance by Lessee with any of the terms and provisions hereof does or will violate any provision of the articles of incorporation or by-laws of Lessee or any law, rule, regulation, judgment, order or decree of any government or governmental instrumentality or court having jurisdiction over Lessee or any of its activities or properties, or does or will result in any breach of, or constitute any default under, or result in the creation of any Lien upon any property of Lessee under, any indenture, mortgage, deed of trust, conditional sale contract, loan or credit agreement, or other agreement or instrument to which Lessee is a party or by which Lessee or its properties may be bound or affected.

         (iii) Neither the execution and delivery by Lessee of this Lease nor the performance by Lessee of any of the transactions contemplated hereby require the consent, approval, order or authorization of, or registration with, or the giving of notice to, the FAA or any other domestic or foreign governmental authority, except for the approvals, authorizations


                                     - 4-2 -
and consents that have heretofore been obtained, true and complete copies of which have been delivered to Lessor.

         (iv) This Lease has been duly executed and delivered by Lessee and constitutes, and the Lease Supplement when executed and delivered by Lessee will constitute, legal, valid and binding obligations of Lessee, enforceable in accordance with their terms.

         (v) Except for the registration of the Aircraft in the name of Lessor and the filing for recordation of this Lease, the Lease Supplement and the Mortgage with the FAA, no other registration and no further filing or recording of this Lease, the Mortgage or any other instrument or document is necessary or advisable under the laws of the Country of Registration or any other jurisdiction in order to: (1) establish the priority, legality, validity or enforceability of the obligations of Lessee under this Lease, or (2) fully protect, establish and perfect Lessor's title to and interest in the Aircraft or Lessor's rights and interests hereunder (including with respect to the Security Deposit) as against Lessee and any third parties in any jurisdiction.

         (vi) There are no suits or proceedings pending or, to the knowledge of Lessee, threatened in any court or before any regulatory commission, board or other administrative governmental agency against or affecting Lessee which may have a materially adverse effect on the financial condition or business of Lessee except those described in writing to Lessor prior to the date hereof.

         (vii) Lessee is a Certificated Air Carrier within the meaning of
Section 41102 of Title 49 of the United States Code and an air carrier holding an air carrier operating certificate issued by the United States Secretary of Transportation pursuant to chapter 447 of Title 49 of the United States Code, and Lessor is entitled to the benefits and protections of Section 1110 of the Bankruptcy Code (11 U.S.C. Section 1110) in respect of the Aircraft leased to Lessee under this Lease.

         (viii) Lessee has filed or caused to be filed all tax returns which are required to be filed and has paid or caused to be paid all taxes shown to be due or payable on said returns and on any assessment received by Lessee, to the extent that such taxes have become due and payable.

         (ix) The consolidated and consolidating financial statements reflecting Lessee's balance sheet and statements of income and retained earnings for the three fiscal years ended December 31, 1998 (copies of which have been furnished to Lessor) are complete and correct and fairly set forth Lessee's financial condition as of such dates and the results of its operations for such periods, and since December 31, 1998, there has been no material adverse change in such condition or operations.

         (x) Lessee has fully disclosed to Lessor all facts which Lessee knows are material for disclosure to Lessor in the context of this Lease and the transactions contemplated hereby, and Lessee knows of no facts which would render any prior information furnished by or on behalf of Lessee to Lessor inaccurate or misleading.


                                     - 4-3 -

     ARTICLE 5. POSSESSION AND USE.

     (a) POSSESSION. Subject to the right of Lessee to deliver possession of any Item of Equipment to the manufacturer thereof for testing or other similar purposes or to any organization for service, repair, maintenance or overhaul work on such Item of Equipment or any part thereof or for alterations or modifications in or additions to such Item of Equipment to the extent required or permitted by the terms of Article 6 hereof, LESSEE SHALL NOT SUBLEASE, ASSIGN OR OTHERWISE TRANSFER OR RELINQUISH POSSESSION OR CONTROL OF ANY ITEM OF EQUIPMENT, OR ANY PART THEREOF, WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, which consent will not be unreasonably withheld (provided that if Lessee seeks consent from Lessor for a proposed sublease, Lessee shall be responsible (whether or not Lessor consents to the proposed sublease) for all expenses, including attorneys' fees, incurred by Lessor in connection with assessing or implementing the proposed sublease, and any such sublease shall be and be expressly made subject and subordinate to this Lease and the Mortgage and all Lessor's rights and remedies hereunder and Mortgagee's rights under the Mortgage).

     (b) LAWFUL OPERATIONS; USE. Lessee will not permit any Item of Equipment to be maintained, used or operated in violation of any law, rule, regulation, airworthiness directive or order of any government or governmental authority having jurisdiction (domestic or foreign, including, without limitation, any United States law, rule or regulation governing United States manufactured or owned aircraft), or in violation of any airworthiness certificate, license or registration relating to any Item of Equipment issued by any such authority. In the event that any such law, rule, regulation, airworthiness directive, order, certificate, license or registration requires addition to or modification or alteration of the Equipment, Lessee shall conform therewith at its expense and shall maintain the same in proper condition for operation under such laws, rules, regulations, airworthiness directives, orders, certificates, licenses or registrations. Lessee will not cause or permit any Equipment to be flown or transported to any airport or country if so doing would cause Lessor or any United States owner of such Equipment to be in violation of United States laws, rules, regulations or decrees. Without limiting the foregoing, Lessee shall use the Equipment solely in its commercial operations for which it is duly licensed.

     Lessee shall ensure that the Aircraft is at all times operated by, and under control of, qualified and duly licensed pilots employed by Lessee, with proper ratings; provided, however, qualified pilots that are contracted to Lessee, but are not employees of Lessee, may conduct ferry flights and maintenance test flights of the Aircraft. Lessee agrees not to cause or permit any person under any circumstance to cause the Aircraft or any Engine to be (i) operated or used for any purpose for which such Item of Equipment was not designed and reasonably suited, or (ii) operated or used at any time for any illegal purpose or in any illegal manner.


                                     - 5-1 -

     Lessee further agrees that it will not use or permit the use of the Aircraft for the carriage of: (i) whole animals, living or dead, except in the cargo compartments according to I.A.T.A. regulations, and except domestic pet animals carried in a suitable container to prevent the escape of any liquid and to ensure the welfare of the animal; (ii) acids, toxic chemicals, other corrosive materials, explosives, nuclear fuels, nuclear wastes, or any nuclear assemblies or components, except as permitted for cargo under the "Restriction of Goods" schedule issued by I.A.T.A. from time to time and provided that all the requirements for packaging or otherwise contained therein are fulfilled;
(iii) any other goods, materials or items of cargo which could reasonably be expected to cause damage to the Aircraft and which would not be adequately covered by the insurances maintained in accordance with Article 10 hereof; or
(iv) any illegal item or substance.

     (c) MAINTENANCE. Lessee, at its own cost and expense, shall: (i) service, repair, maintain, modify, overhaul and test, or cause the same to be done to, each Item of Equipment leased hereunder (A) so as to keep such Item of Equipment in the same condition and appearance as when delivered to Lessee hereunder (after giving effect to the modifications referred to in Article 2(h) hereof), ordinary wear and tear from normal flight operations excepted, and in good operating condition, (B) so as to keep the Aircraft in the condition as may be necessary to permit the airworthiness certificate for the Aircraft to be maintained under the United States Transportation Code of 1994, as amended, and to be operated under FAR Part 121, and (C) in strict compliance with Lessee's Maintenance Program, a true and complete copy of which has heretofore been or will promptly be delivered by Lessee to Lessor (and Lessee agrees not to materially modify or otherwise vary or permit the same to be done to such Maintenance Program unless required by law or unless otherwise agreed to by Lessor); (ii) maintain all records, logs and other materials required by the FAA to be maintained with respect to such Equipment; and (iii) promptly furnish to Lessor such information as may be requested by Lessor in writing to enable Lessor or any Participant to file any reports required to be filed by Lessor or such Participant with any governmental authority because of Lessor's or such Participant's interest in the Equipment. Lessee shall ensure that its Maintenance Program at all times complies in all material respects with the then latest revision of the Boeing Maintenance Planning Document and, if Lessee's Maintenance Program is a block maintenance program, the then latest revision of Appendix C Document No. D626AO01 (or restatement thereof) applicable to the Aircraft as the result of the Flight Hours/Cycles ratio that the Aircraft has been operated during the Term and with the then latest revision of the Engine manufacturer's Engine Management Program. All deficiencies revealed by any inspection of the Equipment by Lessee, Lessor or any of Lessee's maintenance providers shall be promptly corrected by proper cleaning, sealing, repairing, replacement, overhaul, modification and adjustment, and Lessee shall ensure that only FAA-approved parts and materials are installed or used on the Aircraft.

     If the Aircraft, any Engine or any Part is out of revenue service (except for the active performance of maintenance, repair or overhaul procedures), the Aircraft, such Engine or such Part shall be properly and safely stored in accordance with accepted industry and manufacturer specifications and procedures. Lessee shall notify Lessor promptly of all details relating to any loss, damage or destruction to the Aircraft, or any part thereof, that


                                     - 5-2 -
affects the airworthiness of the Aircraft, and any loss, theft, damage or destruction to the Aircraft, or any part thereof, exceeding the sum of $100,000.

     Without limiting any of the foregoing, Lessee will maintain and use, and cause the Equipment to be maintained and used, in the same manner and with the same care as used by Lessee with respect to similar equipment owned or operated by Lessee. Further, Lessee agrees that it will not nor will it permit anyone to discriminate against the Equipment (as compared to other equipment of the same type owned or operated by Lessee) with respect to its use, operation or maintenance in contemplation of the expiration or termination of this Lease Agreement, other than the withdrawal of the Equipment from use and operation as is necessary to prepare the Equipment for return to Lessor upon such expiration or termination. To that end, without limitation, Lessee agrees to incorporate in the Aircraft all Manufacturer, Engine manufacturer and other vendor optional/recommended service bulletins that Lessee schedules, within the Term, to incorporate in at least one-third (1/3) of Lessee's fleet of similar aircraft. For the avoidance of doubt, Boeing 737-200 aircraft will not be considered aircraft similar to the Aircraft.

     Lessee agrees that it will not discriminate against the Engines with respect to performance restoration build standards, and that it will not remove any Engine or Part from the Aircraft prior to expiration of the Term to avoid overhaul, refurbishment, replacement, etc., thereof in connection with the return of the Aircraft (and such Engine or Part) at the end of the Term.

     (d) REGISTRATION AND INSIGNIA. Lessee agrees that it will, on behalf of Lessor and at Lessee's expense, forthwith upon delivery of the Aircraft, cause the Aircraft to be duly registered, and at all times thereafter to remain duly registered, in accordance with Title 49 of the United States Code, as amended. Lessor agrees that Lessor or any other person who owns the Aircraft from time to time will be a "citizen of the United States" within the meaning of Title 49 of the United States Code, as amended (or shall otherwise be qualified to register the Aircraft without restricting Lessee's operational use of the Aircraft), so that the Lessee will be able to comply with the requirements of this Article 5(d).

     Upon delivery of the Aircraft, unless Lessor otherwise directs, Lessee shall fasten or cause to be fastened and maintained in the cockpit of the Aircraft adjacent to the airworthiness certificate for the Aircraft and on each Engine, in a prominent location, metal nameplates satisfactory to Lessor bearing the name of Lessor, as owner, and Mortgagee, as mortgagee, of the Aircraft. Except as above provided, Lessee will not allow the name of any person, firm or corporation to be placed on the Airframe or any Engine as a designation that might be interpreted as a Lien thereon; provided, however, Lessee may cause the Airframe or any Engine to be lettered in an appropriate manner for convenience of identification of the interest of Lessee therein.


                                     - 5-3 -

     ARTICLE 6. REPLACEMENT AND POOLING OF PARTS; ALTERATIONS, MODIFICATIONS AND ADDITIONS.

     (a) REPLACEMENT OF PARTS. Lessee, at its own cost and expense, will promptly replace all Parts which may from time to time become unserviceable, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever. In addition, in the ordinary course of maintenance, service, repair, overhaul or testing, Lessee may at its own cost and expense remove any Parts, whether or not unserviceable, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use, provided that Lessee shall replace such Parts as promptly as practicable and in any event within sixty (60) days after removal. All replacement parts shall be free and clear of all Liens and shall be in as good operating condition as, and shall have a value, utility, modification status and useful life at least equal to, the Parts replaced, assuming such replaced Parts were in the condition and repair and had the value, utility, modification status and useful life required to be maintained by the terms hereof. Additionally, all replacement parts shall have a current valid "serviceable tag" of the manufacturer or maintenance repair facility providing such parts to Lessee, identifying the manufacturer, vendor, part number, make, model and serial number, as well as the accumulated hours or cycles and whether such parts are new, serviceable or overhauled. No replacement part shall have less hours and cycles remaining thereon until refurbishment or replacement than the Part to be replaced. Lessee may temporarily replace any Part that has become unserviceable, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use with a part that does not meet the requirements of this paragraph if a complying part cannot be obtained within the available ground time of the Aircraft, provided the original Part is re-installed or the non-complying part is removed and replaced by a complying part as soon as practicable and in any event within 60 days or, if earlier, on the expiration or earlier termination of the Term. Except as provided in the preceding sentence, Lessee shall ensure that no part that is a life-limited part shall be installed on the Airframe or any Engine after the Delivery Date unless such part is new or Lessee has complete certified, back-to-birth records.

     All Parts at any time removed from the Aircraft, Airframe or any Engine shall remain the property of Lessor, no matter where located, until such time as such Parts shall be replaced by parts which have been paid for by Lessee and incorporated or installed in or attached to the Aircraft, Airframe or such Engine in compliance with the requirements for replacement parts specified herein. Immediately upon any replacement part becoming incorporated or installed in or attached to the Aircraft, Airframe or an Engine as above provided, without further act: (i) title to such replacement part shall thereupon vest in Lessor,
(ii) such replacement part shall become subject to this Lease and be deemed part of the Aircraft, Airframe or such Engine, as the case may be, for all purposes hereof to the same extent as the Part originally incorporated or installed in or attached to the Aircraft, Airframe or such Engine, and (iii) title to the removed Part shall thereupon vest in Lessee, free and


                                     - 6-1 -
clear of all rights of Lessor and the Participants (and persons lawfully claiming through Lessor or the Participants), and shall no longer be deemed a Part hereunder.

     (b) POOLING OF PARTS. Any Part removed from the Airframe or an Engine as provided in paragraph (a) of this Article may be subjected by Lessee to a normal pooling arrangement customary in the airline industry entered into in the ordinary course of Lessee's business with an air carrier approved by Lessor, provided the part replacing such removed Part shall be incorporated or installed in or attached to the Airframe or such Engine in accordance with paragraph (a) of this Article as promptly as possible after the removal of such removed Part. In addition, any replacement part when incorporated or installed in or attached to the Airframe or any Engine in accordance with paragraph (a) of this Article may be owned by an air carrier approved by Lessor subject to such a normal pooling arrangement, provided Lessee, at its expense, as promptly thereafter as possible either (i) causes title to such replacement part to vest in Lessor in accordance with paragraph (a) of this Article by Lessee acquiring title thereto for the benefit of, and transferring such title to, Lessor free and clear of all Liens, or (ii) replaces such replacement part by incorporating or installing in or attaching to the Airframe or such Engine a further replacement part owned by Lessee free and clear of all Liens and causing title to such further replacement part to vest in Lessor in accordance with paragraph (a) of this Article.

     (c) ALTERATIONS, MODIFICATIONS AND ADDITIONS. Lessee, at its own expense, shall make such alterations and modifications in and additions to the Equipment, and shall perform all alert service bulletins and service bulletins that are mandated by airworthiness directives (and all service bulletins which are required to be performed to maintain the warranties for the Equipment) as may be issued from time to time, to meet the requirements of the Manufacturer, the Engine manufacturer and the other vendors in respect of the Equipment and the standards and airworthiness directives of the FAA or other governmental authority having jurisdiction.

     In addition, Lessee, at its own expense, may from time to tune make such alterations and modifications in and additions to each Item of Equipment as Lessee may deem desirable in the proper conduct of its business, provided that no such alteration, modification or addition: (i) materially and adversely alters the specification, structure or performance of the Aircraft, (ii) adversely affects the interchangeability or replaceability of Parts, (iii) invalidates any warranties applicable to the Aircraft, or (iv) in any other way diminishes the value, utility or useful life of any Item of Equipment or impairs the condition or airworthiness thereof below the value, utility, useful life, condition and airworthiness thereof immediately prior to such alteration, modification or addition, assuming such Item of Equipment was then of the value, utility and useful life and in the condition and airworthiness required to be maintained by the terms of this Lease.

     Title to all Parts incorporated or installed in or attached or added to any Item of Equipment as the result of any alteration, modification or addition shall, without further act, vest in Lessor; provided, however, that so long as no Event or Event of Default shall have occurred and be continuing, at any time during the Term, Lessee may remove any


                                     - 6-2 -

Part from such Item of Equipment, provided that (i) such Part is in addition to, and not in replacement of or in substitution for, any Part originally incorporated or installed in or attached to such Item of Equipment at the time of the delivery thereof hereunder (after giving effect to the modifications referred to in Article 2(h) hereof) or any Part in replacement of, or substitution for, any such Part, (ii) such Part is not required to be incorporated or installed in or attached or added to such Item of Equipment pursuant to the terms of Article 5(b) or 5(c) hereof or the first sentence of this paragraph (c), and (iii) such Part can be removed from such Item of Equipment without causing any material damage thereto and without diminishing or impairing the value, utility, useful life, condition or airworthiness which such Item of Equipment would have had at such time had such alteration, modification or addition not occurred. Upon the removal by Lessee of any such Part as above provided, title thereto shall, without further act, vest in Lessee and such Part shall no longer be deemed a Part hereunder. Any Part not removed by Lessee as above provided prior to the return of the Item of Equipment to Lessor hereunder shall remain the property of Lessor. In addition to the foregoing, if Lessee makes an alteration, modification or addition to an Item of Equipment in accordance with the second paragraph of this Article 6(c) (an "Original Modification"), Lessee, at its own expense, may from time to time during the Term, so long as no Event or Event of Default shall have occurred and be continuing, remove such Original Modification and restore such Item of Equipment to its condition that it would have been in if such Original Modification had not been made, provided that (i) after such restoration, such Item of Equipment shall be in compliance with the requirements of Article 5(b) and Article 5(c) and the first sentence of this paragraph, (ii) such restoration shall comply with the requirements of subparagraphs (ii) and (iii) of the second paragraph of this Article 6(c), and (iii) such restoration is performed without causing any material damage to the Equipment and without diminishing or impairing the value, utility, useful life,. condition or airworthiness which the Equipment would have had if the Original Modification had not been made .

     In any event, neither Lessor nor any Participant shall bear any liability or cost for any alteration, modification, addition, or for any grounding or suspension of certification of any Item of Equipment or for loss of revenue.

     (d) TRANSFER OF ENGINES WITHIN LESSEE'S FLEET. So long as no Event or Event of Default shall have occurred and be continuing, Lessee may install an Engine on an airframe leased to Lessee or owned by Lessee subject to a security agreement or mortgage or purchased by Lessee subject to a conditional sale agreement, provided that (i) such airframe is (and only for so long as it continues to be) free and clear of all Liens, except the rights of the parties to the lease, security agreement, mortgage or conditional sale agreement covering such airframe, (ii) prior to such installation, Lessor shall have received from the lessor, secured party, mortgagee or conditional seller of such airframe a written agreement (which may be the lease, security agreement, mortgage or conditional sale agreement covering such airframe), in form and substance reasonably satisfactory to Lessor, whereby such lessor, secured party, mortgagee or conditional seller expressly agrees that neither it/they nor its/their successors or assigns will acquire or claim any right, title or interest in any Engine by reason of such Engine being installed on such airframe at any time while such Engine is subject to this Lease or is owned by Lessor, and (iii) Lessee maintains insurance in respect of the Engine while it is


                                     - 6-3 -
installed on such airframe for the agreed value specified in paragraph 1 of Schedule "1" hereto and otherwise on terms acceptable to Lessor in its reasonable discretion.

     Lessor hereby agrees for the benefit of any lessor of any engine leased to Lessee or any secured party or mortgagee of an engine owned by Lessee subject to a security interest or mortgage granted by Lessee or any conditional seller of an engine purchased by Lessee subject to a conditional sale agreement that neither Lessor nor its successors or assignees will acquire or claim, as against such lessor, secured party, mortgagee or conditional vendor, or its assignee, any right, title or interest in any engine owned by such lessor under such lease or subject to a security interest, mortgage or conditional sale interest in favor of such secured party, mortgagee or conditional seller under such security agreement, mortgage or conditional sale agreement as the result of such engine being installed on the Airframe at any time while such engine is subject to such lease, security interest, mortgage or conditional sale agreement.

     Nothing in this Article 6(d) shall diminish or otherwise affect any of Lessee's obligations otherwise required to be performed or observed by it under this Lease.


                                     - 6-4 -

     ARTICLE 7. INSPECTION; FINANCIAL INFORMATION; RECORDS.

     (a) INFORMATION AND INSPECTION. During the Term of this Lease, Lessee shall furnish to Lessor such additional information concerning the location, condition, use and operation of each Item of Equipment as Lessor may reasonably request in writing, and Lessee shall permit any person designated by Lessor in writing, at Lessor's expense, to inspect each Item of Equipment, its condition, use, and operation and the records maintained in connection therewith, and to visit and inspect the facilities and to discuss the business affairs and finances of Lessee with the principal officers of Lessee, to the extent the same relate to Lessee's ability to perform its obligations hereunder, all at such reasonable times and as often as Lessor may reasonably request; provided, however, if an Event of Default has occurred and is continuing or as a result of such inspection Lessor becomes aware that an Event or Event of Default has occurred and is continuing then Lessee shall reimburse Lessor for all costs and expenses incurred in conducting such inspection. Any inspection of the Aircraft shall be a visual walkaround inspection that may include going on-board the Aircraft, but shall not include opening any panels, bays or the like (except at a time during a scheduled maintenance visit in which such panels, bays or the like are scheduled to be opened). Lessee shall also provide Lessor with at least thirty (30) days' prior written notice of the date on which the Airframe shall undergo any major check (i.e., any "C" check or above). Neither Lessor nor any Participant shall have any duty to make any such inspection and shall not incur any liability or obligation by reason of not making such inspection.

     (b) FINANCIAL AND OTHER INFORMATION. Lessee also agrees to furnish Lessor with the following during the Tenn of this Lease:

         (i) within sixty (60) days after the end of each quarter-fiscal year of Lessee ending after the date of this Lease, the consolidated and consolidating financial statements reflecting the balance sheet of Lessee, prepared by it as of the close of the period ended, together with statements of income and retained earnings of Lessee for such period;

         (ii) within one hundred twenty (120) days after the end of each fiscal year of Lessee, the consolidated and consolidating financial statements reflecting the balance sheet and statements of income and retained earnings of Lessee, as of the close of such fiscal year, setting forth in comparative form the figures for the previous fiscal year, as prepared and certified by independent public accountants, including their certificate and accompanying comments;

         (iii) together with the financial statements referred to in clause
(ii), a certificate signed by a principal officer of Lessee, to the effect that such officer has reviewed the relevant terms of this Lease and has made, or caused to be made under his supervision, a review of the transactions and condition of Lessee during the accounting period covered by such financial statements, and that such review has not disclosed the existence during such accounting period, nor does such officer have any knowledge of the existence, as at the date of


                                     - 7-1 -
such certificate, of any condition or event which constitutes an Event or an Event of Default, or, if such condition or event which constitutes an Event or an Event of Default existed or exists, specifying the nature and period of existence thereof and what action Lessee has taken or is taking or proposes to take with respect thereto; and

         (iv) such other data and information as Lessor may from time to time reasonably request in writing.

     (c) REPORTS OF AIRCRAFT USE. Within fifteen (15) days following the end of each calendar month throughout the Term, Lessee shall: (i) notify Lessor of the number of Flight Hours and Cycles which have been accumulated on the Airframe, each Engine, the Landing Gear and the APU, respectively, during the preceding calendar month, and (ii) provide Lessor with details of: (A) replacement of Engine, APU and Landing Gear (and the reason for such changes), (B) major repairs, modifications, alterations and additions to an Item of Equipment, and
(C) service bulletins and airworthiness directives applicable to and accomplished with respect to any Item of Equipment, in each case with respect to such preceding calendar month.


                                     - 7-2 -

     ARTICLE 8. INDEMNIFICATION BY LESSEE.

     (a) GENERAL INDEMNITY. Lessee agrees to pay, and on demand to indemnify and hold harmless, Lessor and each Participant, and their respective officers, directors, employees, servants, agents, shareholders, affiliates, successors, assigns and transferees (individually, an "Indemnitee"), from and against any and all claims, damages, losses, liabilities (including, but not limited to, any claim or liability for strict liability in tort or otherwise, including, without limitation, liability arising under any applicable environment, noise or pollution control statute, rule or regulation), demands, suits, judgments, causes of action and all legal proceedings, whether civil or criminal, penalties, fines and other sanctions, and any costs and expenses incurred in connection therewith, including attorney's fees, which may directly or indirectly result from, relate to or arise out of the Purchase Agreement (excluding, for the avoidance of doubt, claims by Manufacturer: (i) for a breach of the Purchase Agreement prior to the delivery of the Aircraft thereunder, (ii) based on provisions of the Purchase Agreement that have been redacted from the copy of the Purchase Agreement provided to Lessee, and (iii) for payment of the purchase price of the Aircraft) or this Lease or the condition, ownership, manufacture, purchase, test flight, inspection, delivery, nondelivery, acceptance, nonacceptance, rejection, import, export, registration, lease, sublease, possession, control, storage, return, transportation, disposition, use or operation of any Item of Equipment (except as to an Indemnitee for claims that are the result of the gross negligence or willful misconduct of such Indemnitee), or which may be caused by any malfunction or defect in any Item of Equipment, latent or otherwise, arising from the material or any article used therein or from the design, testing or use thereof or from any maintenance, service, repair, overhaul, improvement, modification or alteration thereof, including any modification made pursuant to Article 2(h) hereof, regardless of when such defect shall be discovered, whether or not such Item of Equipment is at the time in the possession of Lessee and wherever located.

     Without limiting Lessee's liability under this Article 8(a), Lessee hereby agrees to indemnify, reimburse and hold the Indemnitees harmless from any and all liability, claims, demands, costs, charges and expenses, including royalty payments and counsel fees, in any manner, whether directly or indirectly, imposed upon or accruing against an Indemnitee because of the manufacture, use or operation of any Item of Equipment or any design, article or material therein or relating thereto, whether because of infringement of patent or any other right. At Lessor's request, Lessee shall assume and conduct promptly and diligently, at its sole cost and expense, the entire defense of the Indemnitees against any such claim, and any claim, demand, suit or action for which an Indemnitee as a buyer is required to assume liability, whether for patent infringement or otherwise, under the Purchase Agreement.

     Notwithstanding anything to the contrary contained in this Article 8(a), the indemnification provided for in this Article 8(a) shall only apply to events or circumstances which either (i) occur prior to the expiration or sooner termination of this Lease and return of the Aircraft pursuant to the terms hereof, regardless of when asserted, or (ii) are caused by or


                                     - 8-1 -
attributable to acts or omissions of Lessee, or any of its officers, directors, employees, servants, agents, contractors or affiliates.

     (b) GENERAL TAX INDEMNITY. Lessee agrees that each payment of Rent shall be free of all withholdings and deductions for or on account of taxes, duties and any other charges of any nature whatsoever, present or future, unless Lessee is required by operation of law or otherwise to withhold or deduct amounts for or on account of any of the same, in which event, Lessee will pay such additional amounts as Rent as will result in the receipt by Lessor on the due date for payment thereof of the sums which would otherwise have been receivable on such date had there been no such withholding or deduction. All such withholdings and deductions shall be promptly paid by Lessee to the relevant taxing authority and Lessee shall promptly furnish Lessor with evidence of each such payment. The preceding portion of this paragraph shall not apply to taxes, fees and other charges with respect to which Lessee is not obligated to indemnify any Indemnitee pursuant to the remaining portion of this paragraph. In addition, and not by way of limiting the foregoing, Lessee agrees to pay, and on written demand to indemnify and hold harmless the Indemnitees from, all license, recording and registration fees and all sales, use, personal property, stamp, documentary, customs, excise, income, consumption, value added and other taxes, levies, imposts, duties, assessments, charges and withholdings of any nature whatsoever, together with any penalties, fines, additions and interest thereon (collectively, "taxes, fees and other charges") imposed against an Indemnitee, Lessee or any Item of Equipment or any part thereof by any government or governmental subdivision or taxing authority (domestic or foreign), upon or with respect to any Item of Equipment or any part thereof or upon or with respect to the purchase, ownership, acceptance, delivery, registration, leasing, subleasing, possession, use, operation, departure, landing, maintenance, repair, modification, location, importation, exportation, sale, return, storage or other disposition thereof, or upon or with respect to the rentals, receipts or earnings arising therefrom or received with respect thereto, or upon or with respect to this Lease or the Purchase Agreement (excluding, however, any taxes
(i) based on or measured by Lessor's net income, gross receipts, capital, or excess profits which are payable by Lessor to (A) the United States federal government, or (B) any state or local government or other taxing jurisdiction in the United States other than Hawaii (provided, however, Lessee shall be liable for such taxes if such taxes are taxes that would not have been imposed but for the use, operation, registration or location of any Item of Equipment within the jurisdiction of such taxing authority), or (C) any other jurisdiction solely as the result of business or transactions unrelated to this Lease, e.g., such taxes resulting solely from events or circumstances other than the use, operation, registration or location of any Item of Equipment or part thereof, or the location, activities or residency of Lessee in such jurisdiction), unless, but only so long as, such taxes, fees and other charges are being contested by Lessee or at Lessee's expense in good faith and by appropriate proceedings, so long as, in Lessor's reasonable judgment, such proceedings do not involve any danger of the sale, forfeiture or loss of any Item of Equipment, or any interest therein.

     If a claim is made against an Indemnitee or Lessee for any taxes, fees and other charges for which Lessee is obligated to indemnify an Indemnitee, or if notice is received by an Indemnitee or Lessee from a taxing authority that such a claim is going to be


                                     - 8-2 -
made, such Indemnitee or Lessee, as the case may be, shall promptly notify the other. If requested by Lessee in writing within thirty (30) days after such notification, Lessor shall or shall cause such Indemnitee, upon receipt of indemnity reasonably satisfactory to it and at the expense of Lessee (including without limitation, all costs, expenses, losses, legal and accounting fees and disbursements, penalties and interest) in good faith to contest the validity, applicability or amount of such taxes, fees and other charges in the forum selected by such Indemnitee by (A) resisting payment thereof if practicable, or
(B) if payment is made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings; PROVIDED, HOWEVER, Lessor shall not be required to take or to cause any Indemnitee to take any action to contest a claim unless (1) Lessee provides Lessor, together with such written request, with an opinion of independent tax counsel reasonably satisfactory to Lessor both as to counsel and substance, to the effect that there is a meritorious basis for such contest, (2) such action to be taken will not result in the risk of an imposition of criminal penalties or, in Lessor's reasonable judgment, any risk of any sale, forfeiture or loss of, or creation of any Lien on any Equipment, or any interest therein, (3) no Event or Event of Default shall have occurred and be continuing, (4) if such Indemnitee shall pay such tax and seek a refund, Lessee has advanced the amount of such tax to such Indemnitee w ith respect to such advance, (5) the amount of the taxes at issue exceeds $15,000, and (6) Lessee shall have provided such Indemnitee with a written acknowledgment of liability if and to the extent that the contest is not successful. Upon written request of Lessee but subject to compliance with the foregoing provisions of this paragraph, such Indemnitee shall allow Lessee to prosecute such tax contest in its name (or, if possible, in the name of Lessee) by granting an appropriate power of attorney or other authorization and such other action as is reasonably necessary (and Lessee shall also reimburse such Indemnitee for the costs and expenses, including reasonable attorneys fees, incurred in connection with its monitoring such tax contest by Lessee), or, upon written request of Lessee and at Lessee's expense, such Indemnitee shall consult with Lessee regarding the tax contest and shall follow the reasonable directions of Lessee as to the prosecution of the tax contest. If an Indemnitee shall obtain a refund of all or any part of such taxes, fees and other charges paid by Lessee, Lessor shall cause such Indemnitee to pay Lessee the amount of such refund, after deducting all costs and expenses that were incurred by such Indemnitee in connection therewith; provided that such amount shall not be payable before such time as Lessee shall have made all payments and indemnities then due hereunder. If in addition to such refund an amount representing interest on the amount of such refund or an amount representing expenses or attorneys fees is received, Lessee shall be paid such expenses, attorneys fees and that proportion of such interest which is fairly attributable to taxes, fees and other charges paid by Lessee prior to the receipt of such refund; provided, however, that no amount shall be payable under this or the preceding sentence during any period in which an Event or an Event of Default has occurred and is continuing. In case any report or return is required to be made with respect to any obligation of Lessee under or arising out of this Article 8(b), Lessee will either make such report or return in such manner as will show the interests of Lessor and the Participants in the Aircraft and send a copy of such report or return to Lessor, or will notify Lessor of such requirement and make such report or return in such manner as shall be reasonably satisfactory to Lessor. Upon written request by Lessee and at Lessee's expense, Lessor and each Indemnitee shall furnish to Lessee such information and documentation as is reasonably necessary for Lessee to assess or


                                     - 8-3 -
prosecute a tax contest, or to make a report or return, as described above, provided, however, neither Lessor nor any Indemnitee shall be required to provide Lessee with information that Lessor or such Indemnitee, in its sole and absolute discretion, determines is confidential tax return information.

     Notwithstanding the foregoing, Lessee shall have no obligation to Lessor or any Indemnitee for any of the following:

             (A) Taxes, fees or other charges arising out of any voluntary transfer (including a transfer by way of security but excluding a transfer following an Event of Loss or pursuant to the exercise of remedies in connection with an Event of Default) or disposition (including a disposition by way of security but excluding a disposition following an Event of Loss or pursuant to the exercise of remedies in connection with an Event of Default);

             (B) Taxes, fees or other charges attributable to any period after the expiration of the Term and return of possession of the Airframe, the Engines and the Parts to Lessor or its designee in compliance with the terms of this Lease;

             (C) Taxes, fees or other charges caused solely by a breach by an Indemnitee of any of such Indemnitee's obligations in this Article 8(b);

             (D) Taxes, fees or other charges caused solely by the gross negligence or willful misconduct of such Indemnitee; or

             (E) Taxes, fees or other charges based on or measured by the value or principal amount of any loan or promissory note (or security therefor) entered into by Lessor or an Indemnitee or anyone claiming an interest in the Aircraft or any portion thereof through Lessor or an Indemnitee (other than Lessee).

     (c) AFTER-TAX NATURE OF INDEMNITY. Lessee further agrees that any payment of indemnity made under this Lease by Lessee shall include any amount necessary to hold the Indemnitees harmless on an after-tax basis from all taxes, fees and other charges required to be paid with respect to such payment of indemnity under the laws of any domestic or foreign governmental or taxing authority, agency or subdivision. If an Indemnitee realizes a tax benefit resulting from any item for which it has been indemnified by Lessee (whether such tax benefit results from a deduction, credit, allocation or otherwise), such Indemnitee shall promptly after realization pay to Lessee an amount equal to the net value to such Indemnitee of such tax benefit (such payments not to exceed in the aggregate the amount of the related indemnity paid by Lessee), but not before Lessee shall have made all payments or provided all indemnities to such Indemnitee required pursuant to this Article 8. If such Indemnitee loses such tax benefit subsequent to any payment to Lessee with respect thereto, Lessee shall indemnify such Indemnitee with respect to such loss pursuant to this
Article 8. If requested by Lessee, such Indemnitee shall provide, in reasonable detail, a written explanation of the calculation upon which it based its determination of the amount of the tax benefit; provided, however, such Indemnitee shall not be required to provide Lessee with information that such Indemnitee, in its sole and absolute discretion, determines is confidential Tax return


                                     - 8-4 -
information, provided that Lessee may require that an Indemnitee furnish all relevant information to a nationally recognized firm of certified public accountants selected by such Indemnitee (which shall keep such information confidential) to verify the accuracy of such Indemnitee's calculation, and the determination of such firm of certified public accountants shall be binding on such Indemnitee and Lessee as to the amount which Indemnitee is obligated to pay to Lessee on account of the subject tax benefit. Lessee shall be responsible for the fees and expenses of the firm of certified public accountants unless the review discloses an error made by such Indemnitee exceeding the greater of $15,000 or 10% of the amount of the subject tax benefit, as the case may be, determined by such Indemnitee, in which case such Indemnitee shall pay such firm of certified public accountants' fees and expenses.

     (d) SURVIVAL OF INDEMNITIES. All of the obligations of Lessee under this
Article 8 shall continue in full force and effect notwithstanding the expiration or sooner termination of this Lease and are expressly made for the benefit of, and shall be enforceable by, the Indemnitees and their successors and assigns.

     (e) PERFORMANCE BY INDEMNITEES. For purposes of this Article 8, Lessor shall cause all Indemnitees to perform their obligations as set forth in this
Article 8.


                                     - 8-5 -

     ARTICLE 9. DAMAGE, DESTRUCTION, REQUISITION, CONDEMNATION.

     (a) EVENT OF LOSS WITH RESPECT TO AIRCRAFT. From the Delivery Date of the Aircraft until the return thereof to Lessor in compliance with the requirements of Article 13 hereof, Lessee shall bear all risks of loss or damage to the Aircraft, no matter how occasioned and from every source or cause whatsoever. Upon the occurrence of an Event of Loss with respect to the Airframe or the Airframe and any Engines or engines then installed thereon, Lessee shall give Lessor prompt written notice thereof and shall pay or cause to be paid to Lessor within thirty (30) days of such Event of Loss all Basic Rent payments payable for the Aircraft (and all other accrued and unpaid Rent) through the date of such payment, together with the Stipulated Loss Value of the Aircraft. At such time as Lessor has received the foregoing sums: (A) the obligation of Lessee to pay Basic Rent hereunder shall terminate, (B) the Term for the Aircraft shall end, and (C) Lessor will transfer or cause to be transferred to Lessee (or to the relevant insurers, as the case may be), without representation, recourse or warranty of any kind, express or implied (except a warranty that the Aircraft is free of Liens other than Liens which Lessee is required to discharge hereunder, or defects in title resulting from Lessor's or any Participant's acts), all of Lessor's and each Participant's right, title and interest, if any, in and to the Aircraft.

     (b) EVENT OF LOSS WITH RESPECT TO AN ENGINE. Upon the occurrence of an Event of Loss with respect to an Engine not then installed on the Airframe, or in the Event of Loss with respect to an Engine installed on the Airframe but not involving an Event of Loss with respect to the Airframe, Lessee shall give Lessor prompt written notice thereof and Lessee shall, as promptly as possible and in any event within seventy-five (75) days after the occurrence of such Event of Loss, duly convey to Lessor, as a replacement for the Engine with respect to which such Event of Loss occurred, title to another CFM International Model CFM56-7B24 engine owned by Lessee free and clear of all Liens and having a value, utility, modification status and useful life at least equal to, and being in as good operating condition (including the incorporation of all airworthiness directives and service bulletins in such engine) as, the Engine with respect to which such Event of Loss occurred, assuming such Engine was of the value, utility, modification status and useful life and in the condition and repair required by the terms hereof immediately prior to the occurrence of such Event of Loss; and in such case, Lessee, at its own expense, will promptly (i) furnish Lessor with a bill of sale, in form and substance satisfactory to Lessor, for such replacement engine, (ii) execute a supplement hereto in form and substance satisfactory to Lessor subjecting such replacement engine to this Lease and cause the same to be duly recorded pursuant to the laws of the Country of Registration, (iii) furnish Lessor with evidence of Lessee's title to such replacement engine (including, if requested, an opinion of Lessee's counsel) and of compliance with the insurance provisions of Article 10 hereof with respect to such replacement engine as Lessor may reasonably request, and (iv) take such other action as Lessor may reasonably request in order that title to such replacement engine be duly and properly vested in Lessor and leased


                                     - 9-1 -
hereunder to the same extent as the Engine replaced thereby. Upon full compliance by Lessee with the terms of this paragraph (b), Lessor will transfer to Lessee (or to the relevant insurers, as the case may be), without representation, recourse or warranty of any kind, express or implied (except a warranty that such Engine is free of Liens, other than Liens which Lessee is required to discharge hereunder, or defects in title resulting from Lessor's or the Participants' acts), all of Lessor's and the Participants' right, title and interest, if any, in and to the Engine with respect to which such Event of Loss occurred and, for all purposes hereof, such replacement engine shall be deemed an "Engine" as defined herein. No Event of Loss with respect to an Engine shall, except as otherwise expressly provided in this Article 9, result in any reduction in Basic Rent.

     (c) APPLICATION OF PAYMENTS FROM GOVERNMENTAL AUTHORITIES IN RESPECT OF EVENT OF LOSS. Any payments (other than insurance proceeds, the application of which is provided for in Article 10 hereof) received at any time by Lessor or Lessee from any governmental authority or other person with respect to an Event of Loss with respect to any Item of Equipment will be applied as follows:

         (i) if such payments are received with respect to an Event of Loss relating to the Airframe or the Airframe and the Engines or engines installed on the Airframe, after reimbursement to Lessor for all costs and expenses, including attorneys fees, incurred in connection with such Event of Loss, so much of such payment as shall not exceed the am amounts due under paragraph (a) of this Article 9 shall be applied in reduction of Lessee's obligation to pay such amounts, if not already paid by Lessee, or, if already paid by Lessee, shall be applied to reimburse Lessee for its payment of such amounts, and the balance, if any, of such payment remaining thereafter will be paid over to or retained by Lessor; and

         (ii) if such payments are received with respect to an Engine under circumstances contemplated by paragraph (b) of this Article 9, so much of such payments remaining after reimbursement to Lessor for all costs and expenses, including attorneys fees, incurred in connection with such Event of Loss shall be paid over to, or retained by, Lessee, provided that Lessee shall have fully performed or concurrently therewith will fully perform the terms of Article 9(b).

     (d) APPLICATION OF PAYMENTS DURING EXISTENCE OF EVENT OR EVENT OF DEFAULT. Any amount referred to in clause (i) or (ii) of paragraph (c) of this Article which is payable to Lessee shall not be paid to Lessee or, if such amount has been previously paid to Lessee, shall not be retained by Lessee, if at the time of such payment an Event or an Event of Default shall have occurred and be continuing. In such event, all such amounts shall be paid to and held by Lessor as security for the performance by Lessee of its obligations hereunder or, at Lessor's option, applied by Lessor toward payment of any of such obligations of Lessee at the time due hereunder as Lessor may elect. At such time as Lessee shall have cured all Events and Events of Default, all such amounts at the time held by Lessor in excess of the amounts, if any, which Lessor shall have elected to apply as above provided shall be paid to Lessee.


                                     - 9-2 -

     IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Supplement to be duly executed by their authorized officers or agents as of the date and year first above written.

                                     LESSOR:

                                     WILMINGTON TRUST COMPANY, not in its
                                     individual capacity but solely in its
                                     capacity as Owner Trustee


WITNESS:                             By:____________________________________

                                     Title:_________________________________

________________________________

                                     LESSEE:

                                     ALOHA AIRLINES.INC.


WITNESS:                             By:____________________________________

                                     Title:_________________________________

________________________________


WITNESS:                             By:____________________________________

                                     Title:_________________________________

________________________________


                                     - A-3 -

     ARTICLE 10. INSURANCE.

     (a) LIABILITY AND PROPERTY DAMAGE INSURANCE. Lessee will carry and maintain in effect with respect to the Aircraft, at its own expense, with insurers of recognized responsibility and substantial financial capacity acceptable to Lessor in its reasonable discretion, comprehensive aircraft third party, passenger, baggage, cargo, products, mail and airline general third party legal liability insurance, including war and allied perils, in amounts which are not less than and of the types usually carried by companies engaged in the same or similar business, similarly situated with Lessee, and owning or operating similar aircraft and engines and which covers risks of the kind customarily insured against by such companies, including, without limitation, bodily injury and property damage of whatever nature; provided, however, in no event shall such amounts of insurance coverage be less than a combined single limit of liability of $600,000,000 for any one occurrence and in the aggregate for products liability (or such higher amounts as Lessor may from time to time reasonably require). In no event shall Lessee discriminate against the Aircraft in respect of the amount or other aspects of liability insurance for the Aircraft as compared to the amount or other aspects of liability insurance for other similar aircraft in Lessee's fleet.

     (b) INSURANCE AGAINST LOSS OR DAMAGE TO AIRCRAFT. From the Delivery Date of an Item of Equipment until the return thereof to Lessor in compliance with the requirements of Article 13 hereof, Lessee shall bear all risks of loss or damage to such Item of Equipment, no matter how occasioned and from every source or cause whatsoever. Lessee shall carry and maintain in effect, at its own expense, with insurers of recognized responsibility and substantial financial capacity acceptable to Lessor in its reasonable discretion, all-risk ground, flight, taxiing and ingestion aircraft hull insurance on an agreed value basis covering the Aircraft, and all-risk insurance on an agreed value basis with respect to the Engines while not installed in the Aircraft and on a full replacement cost basis with respect to Parts while not installed in the Aircraft, in each case which is of the type and in substantially the amounts usually carried by companies engaged in the same or similar business and similarly situated with Lessee, and shall include war risk insurance (which shall not be restricted to physical loss or damage to the aircraft hull) covering the perils of:

         (i) war, invasion, acts of foreign enemies, hostilities (whether war be declared or not), civil war, rebellion, revolution, insurrection, martial law, military or usurped power, or attempts at usurpation of power;

         (ii) strikes, riots, civil commotions or labor disturbances;

         (iii) any act of one or more persons, whether or not agents of a sovereign power, for political or terrorist purposes and whether the loss or damage resulting therefrom is accidental or intentional;

         (iv) any malicious act or act of sabotage;


                                    - 10-1 -

         (v) confiscation, nationalization, seizure, restraint, detention, appropriation, requisition for title or use by or under the order of any government (whether civil, military or de facto) and/or public or local authority including the government of the Country of Registration; and

         (vi) hijacking or any unlawful seizure or wrongful exercise of control of the Aircraft or crew in flight (including any attempt at such seizure or control) made by any person or persons on board the Aircraft acting without the consent of Lessee;

PROVIDED, HOWEVER, that all hull insurance required by this paragraph (b) shall at all times while the Aircraft is subject to this Lease be for an amount not less than the Stipulated Loss Value from time to time computed for the Aircraft. Lessee may self-insure, by means of a deductible or similar clause, the aircraft hull risk required to be insured against pursuant to this paragraph (b), provided that the amount of such self-insurance shall not exceed the lesser of $500,000 for any one occurrence or the lowest amount of self-insurance/deductible applying to any aircraft in Lessee's fleet. All of the foregoing insurance policies required under this paragraph (b) shall provide that any loss which: (i) is less than $500,000 may be adjusted with Lessee and paid to Lessee, provided that if Lessor or Mortgagee shall have notified Lessee's insurance brokers that an Event or Event of Default exists hereunder, such payment shall be made to Lessor or Mortgagee, whoever has provided such notice, and such payment shall be held by such party pursuant to the terms of this Lease, (ii) exceeds $500,000 but is less than $3,000,000 shall be adjusted with Lessor and Lessee and shall be payable to the order of Lessor in Dollars, and (iii) exceeds $3,000,000 shall be adjusted with Lessor and Lessee and shall be payable in Dollars to Mortgagee (or is Mortgagee has given notice to the insurers of the termination of the Mortgage, to Lessor).

     (c) REQUIREMENTS IN INSURANCE POLICIES. All insurance policies carried in accordance with paragraph (a) or (b) of this Article 10 and all policies taken out in substitution or replacement for any such policies, shall (i) be subject to Lessor's approval, (ii) include a waiver of any rights of subrogation, set-off, counterclaim or other deduction, whether by attachment or otherwise as against Lessor and each Participant, and their respective successors and assigns (hereafter collectively referred to as the "Additional Insureds"), and the Indemnitees (as defined in Article 8(a)), (iii) name the Additional Insureds, and in respect of the insurance carried in accordance with Article 10(a), the Additional Insureds and the Indemnitees as additional insureds, as their respective interests appear (but without imposing upon any such Additional Insured or Indemnitee any obligation imposed upon the insured, including, without limitation, the liability to pay the premium for such policies), (iv) provide that in respect of the interests of the Additional Insureds and Indemnitees in such policies, the insurance shall not be impaired or invalidated by any action or omission of Lessee or any other person (other than action of such Additional Insured), and shall insure the Additional Insureds and Indemnitees, as their respective interests appear, regardless of any breach or violation by Lessee or any other person (other than such Additional Insured) of any warranties, declarations or conditions contained in such policies, (v) provide that if such insurance is canceled or terminated for any reason whatsoever or is changed in any material respect in relation to the interests of an Additional Insured or if such insurance is allowed to lapse for


                                    - 10-2 -
nonpayment of premium, such cancellation, termination, change or lapse shall not be effective as to such Additional Insured for thirty (30) days (seven (7) days, or such lesser period as is customarily available in accordance with industry practice, in the case of any war risk and allied perils coverage) after receipt by such Additional Insured of written notice by such insurers of such cancellation, termination, change or lapse, (vi) in the event Lessee maintains separate policies to cover all risk aircraft hull and war risk and related perils insurances, all such policies shall include a 50/50 provisional claims settlement arrangement in the event of dispute over which policy covers the loss, (vii) be primary without right of contribution from any other insurance carried by any Additional Insured or Indemnitee with respect to its interest as such in the Aircraft, (viii) be in an amount sufficient to prevent Lessee and any Additional Insured from becoming a co-insurer, (ix) provide for worldwide geographical coverage, except for exclusions of geographical areas reasonably acceptable to Lessor, (x) provide satisfactory coverage against the risks associated with electronic date recognition problems, in the form of AVN2000, AVN2001 and AVN2002, or equivalent, substitute or replacement in respect thereof in accordance with then current market practice (and Lessee shall make and comply with the warranties, representations, and undertakings required to be given in connection with obtaining/maintaining such clauses in accordance with then current market practice, and (xi) comply to the extent necessary with the insurance requirements set forth in the Manufacturer's product support and customer training agreements. Each liability insurance policy carried in accordance with section (a) of this Article shall contain a cross-liability endorsement so that each insured, Additional Insured and Indemnitee shall be protected from claims by each other insured, Additional Insured or Indemnitee, and a severability of interest provision which shall expressly provide that all of the provisions thereof shall operate in the same manner as if there were a separate policy covering each insured, Additional Insured and Indemnitee; provided, however, such policies shall not operate to increase the insurers' limit of liability. Lessee shall cause its insurers to agree that the indemnity and hold harmless provisions of Article 8(a) are insured as a contractual assumption of liability by Lessee's insurers, but only to the extent of the risks, covered by the policy of insurance.

     (d) UNINSURED OPERATIONS. Lessee shall not operate or locate any Item of Equipment, or suffer the same to be operated or located, in any recognized or threatened area of hostilities or in any area or on any route excluded from coverage by any insurance contemplated by this Article 10. Lessee shall not operate any Item of Equipment, or suffer the same to be operated, in any manner or for any purpose which is not covered by the insurance which Lessee is required to carry and maintain pursuant to this Article 10.

     (e) APPLICATION OF INSURANCE PROCEEDS FOR EVENT OF LOSS. All insurance payments received as the result of the occurrence of an Event of Loss (other than an Event of Loss described in Article 9(c), above) with respect to an Item of Equipment, or any part thereof, will be applied as follows:

         (i) if such payments are received with respect to an Event of Loss relating to the Airframe or the Airframe and Engines installed on the Airframe, so much of such payments remaining after reimbursement to Lessor for all costs and expenses including attorneys fees incurred in connection with such Event of Loss as shall not exceed the amounts


                                    - 10-3 -
due under paragraph (a) of Article 9 shall be applied in reduction of Lessee's obligation to pay such amounts, if not already paid by Lessee, or, if already paid by Lessee, shall be applied to reimburse Lessee for its payment of such amounts, and the balance, if any, of such payment remaining thereafter will be paid over to or retained by, Lessee; or

         (ii) if such payments are received with respect to an Engine under the circumstances contemplated by Article 9(b), so much of such payments remaining after reimbursement to Lessor for all costs and expenses including attorneys fees incurred in connection with such Event of Loss shall be paid over to, or retained by, Lessee, provided that Lessee shall have fully performed or, concurrently therewith, will fully perform the terms of Article 9(b).

     (f) APPLICATION OF INSURANCE PROCEEDS FOR OTHER THAN EVENT OF LOSS. The insurance proceeds of any damage to the Airframe or any Engine, or part thereof, not constituting an Event of Loss will be applied in payment (or to reimburse Lessee) for repairs or for replacement property in accordance with the terms of Articles 5 and 6 hereof, and any balance remaining after compliance with such Articles with respect to such loss shall be paid to, or retained by, Lessee.

     (g) APPLICATION IN DEFAULT. Any amount referred to in clause (i) or (ii) of paragraph (e) or in paragraph (f) of this Article 10 which is payable to Lessee shall not be paid to Lessee or, if it has been previously paid directly to Lessee, shall not be retained by Lessee, if at the time of such payment an Event or an Event of Defaulft shall have occurred and be continuing. In such event, all such amounts shall be paid to and held by Lessor as security for the performance by Lessee of its obligations hereunder or, at Lessor's option, applied by Lessor toward payment of any such obligations of Lessee at the time due hereunder as Lessor may elect. At such time as Lessee shall have cured all Events and Events of Default, all such amounts at the time held by Lessor in excess of the amounts, if any, which Lessor shall have elected to apply as above provided shall be paid to Lessee.

     (h) REPORTS, CERTIFICATES, ETC. At least five (5) Business Days prior to the Delivery Date of the Aircraft and concurrently with the renewal of each insurance policy (but in no event less frequently than once each calendar year), Lessee will furnish to Lessor and each Additional Insured a certificate signed by a firm of independent aircraft insurance brokers of recognized standing and responsibility in the international aviation insurance industry, appointed by Lessee and acceptable to Lessor, describing in reasonable detail the insurance then carried and maintained on the Equipment and certifying that the insurance then carried and maintained on the Aircraft and Engines complies with the terms hereof. Lessee will advise and will cause such firm to agree to advise Lessor and each Additional Insured in writing promptly of any default in the payment of any premium and of any other act or omission on the part of Lessee or otherwise of which it or they have knowledge and which might invalidate or render unenforceable, in whole or in part, any insurance on the Aircraft or any Engine. Lessee will also advise and will also cause such firm to agree to advise Lessor and each Additional Insured in writing of the termination date of any insurance carried and maintained on the Aircraft or any Engine pursuant to this Article at least thirty (30) days


                                    - 10-4 -

(seven (7) days, or such lesser period as is customarily available in accordance with industry practice, in the case of any war risk and allied perils coverage) prior to such termination date. Upon request by Lessor, Lessee will deliver to Lessor a true and complete copy of all policies of insurance carried by Lessee in accordance with the requirements of this Article 10. In the event that Lessee shall fail to maintain insurance as herein provided, Lessor may at its option obtain such insurance and, in such event, Lessee shall, upon demand, reimburse Lessor, as Supplemental Rent, for the cost thereof.

     (i) INSURANCE - GENERAL. If at any time Lessor determines that Lessor's approval of any insurer should be revoked in the interests of the Additional Insureds as the result of such insurer no longer being of recognized responsibility and substantial financial capacity acceptable to Lessor in its reasonable discretion, or if Lessor determines that Lessor's approval of any insurance should be revoked in the interests of the Additional Insureds as the result of a change in market practice, Lessor agrees to consult with Lessee and Lessee's insurance brokers regarding revocation of such approval. If, following such consultation, Lessor determines that revocation is required, Lessee will promptly arrange or procure the arrangement of alternative cover satisfactory to Lessor. Lessee shall, on request, provide Lessor with satisfactory evidence that the premiums in respect of the insurance required hereby have been paid. Lessee shall not make, or permit to be made, any modification to or alteration of the insurance coverage required hereby adverse to the interests of any of the Additional Insureds or Indemnitees. Lessee shall be responsible for any deductible in respect of the insurances required hereby. Lessee shall provide any other insurance/reinsurance related information or assistance in respect of the insurances required hereby, as Lessor may reasonably request. Lessee shall at its own expense maintain insurance following the expiration or sooner cancellation or termination of the Term in respect of Lessee's indemnity and hold harmless obligations set forth in Article 8(a) hereof, for such period as Lessor may reasonably require (but in any event not more than two (2) years) naming each Indemnitee (as defined in Article 8) as an additional insured. Lessee's obligation under the preceding sentence shall not be affected by Lessee ceasing to be the lessee of the Aircraft or by any of the Indemnitees (as defined in Article 8) ceasing to have an interest in respect of the Aircraft.

     INSURANCE OF LESSEE'S INTEREST. Nothing contained in this Lease shall prevent Lessee from carrying insurance against Events of Loss with respect to the Equipment in excess of that required hereunder, and nothing herein shall prevent any Additional Insured, at its own expense, from carrying additional insurance against Events of Loss with respect to the Equipment; PROVIDED, HOWEVER, (i) Lessee shall not procure insurance or permit Lessee to be named assured in any insurance with respect to any Item of Equipment which could prejudice any Additional Insured's rights under the insurance required hereunder or any right of recovery under any such insurance, and (ii) in the event there is a limitation on the aggregate amount of insurance which may be carried or collected by any or all parties in respect of any Equipment, Lessee's right to carry and collect insurance on such Equipment in excess of that required hereunder shall be subordinate to and shall not in any way prejudice the right of any Additional Insured to carry and collect insurance on such Equipment in excess of such amounts.


                                    - 10-5 -

     ARTICLE 11. MORTGAGES, LIENS, ETC. Lessee shall not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to any Item of Equipment, any part thereof, title thereto or any interest therein, except:
(i) the respective rights of Lessor, the Participants and Lessee as herein provided, (ii) Liens which result from claims against Lessor that are not to be paid or indemnified against by Lessee hereunder, (iii) Liens for taxes either not yet due or being contested in good faith by appropriate proceedings, but only so long as, in Lessor's judgment, such proceedings do not involve any danger of the sale, forfeiture or loss of any Item of Equipment, or interest therein, and (iv) materialmen's, mechanics', workmen's, repairmen's, airport charges, employees' or other like liens arising by operation of law in the ordinary course of business and for amounts the payment of which is either not delinquent or is being contested in good faith by appropriate proceedings, but only so long as, in Lessor's judgment, such proceedings do not involve any danger of the sale, forfeiture or loss of any Item of Equipment, or any interest therein.


                                    - 11-1 -

     ARTICLE 12. RECORDATION AND FURTHER ASSURANCES. Lessee shall, at its own cost and expense, cause this Lease, the Lease Supplement, the Mortgage and any and all additional instruments which shall be executed pursuant to the terms hereof, so far as permitted by applicable law or regulation, to be kept, filed, registered and recorded at all times in the appropriate offices pursuant to the laws of the Country of Registration, and in such other places, whether within or outside the Country of Registration, as Lessor may reasonably request to perfect and preserve Lessor's and any Participants title to and interests in the Equipment and rights hereunder (including its rights to the Security Deposit), and Lessee shall on request furnish to Lessor an opinion of counsel satisfactory to Lessor or other evidence satisfactory to Lessor of each such filing, recordation and registration.

     Without limiting the foregoing, Lessee shall do or cause to be done, at its own cost and expense, any and all acts and things which may be required under the terms of the Convention for the International Recognition of Rights in Aircraft, signed at Geneva, Switzerland, on June 18, 1948, to perfect and preserve the title and interests of Lessor and each Participant in and to the Equipment within the jurisdiction of any signatory State which has ratified such Convention and in the territories thereof in which Lessee may operate the Equipment, and Lessee shall also do or cause to be done at its own expense any and all acts and things which may be required under the terms of any other agreement, treaty, convention, pact, or by any practice, custom, or understanding involving any State in which Lessee may operate, and any and all acts and things which Lessor may reasonably request, to perfect and preserve the rights of Lessor and each Participant in the Equipment and hereunder.

     In addition, Lessee will promptly and duly execute and deliver to Lessor such further documents and assurances and take such further action as Lessor may from time to time reasonably request in order to more effectively carry out the intent and purpose of this Lease and to establish and protect the rights and remedies created or intended to be created in favor of Lessor hereunder.


                                    - 12-1 -

     ARTICLE 13. RETURN OF AIRCRAFT AND RECORDS.

     (a) RETURN. Except as otherwise provided herein, at the expiration of the Term for the Aircraft or upon the sooner cancellation or termination of this Lease, Lessee, at its own expense, shall return the Aircraft and related documentation and records to Lessor by delivering the same to Lessor at an airport in the western part of the United States as may be designated by Lessor in full compliance with all Lessee's obligations hereunder. The Aircraft, at the time of return to Lessor, shall be fully equipped with two Engines properly installed thereon. On return of the Aircraft to Lessor, but in no event more than thirty (30) days thereafter, Lessor or Lessee, as the case may be, shall reimburse the other for the cost of the fuel contained in the fuel tanks of the Aircraft on return to Lessor, to the extent such fuel is less than (which will result in payment by Lessee) or exceeds (which will result in payment by Lessor) the amount of fuel contained in the fuel tanks of the Aircraft on the Delivery Date.

     (b) INSPECTION; TEST FLIGHT. Lessor shall have the right, within sixty (60) days prior to the expiration date of the Term for the Aircraft, to inspect the Air craft and its records, including all maintenance, pilots and aircraft systems functional check reports, to determine whether the Aircraft and its records will be in compliance with the requirements for return at the expiration of the Term, including confirmation of the full serviceability status of each component of the Aircraft. Lessee shall make such personnel available to Lessor for such inspection of the Aircraft and its records as Lessor may reasonably require. Lessor's right of inspection shall include: (i) the right to a complete and thorough inspection of all documents and records maintained for the Equipment by or for Lessee (including the Engine performance monitoring data), which Lessee shall make available to Lessor's representatives and designees in one location, (ii) the right to conduct a full systems functional and operational check, and (iii) the right to have up to four of its representatives or designees participate as direct observers in a test flight of the Aircraft of at least ninety (90) minutes in duration (the cost of which shall be borne by Lessee) conducted by Lessee in accordance with Manufacturer's standard flight operation check flight procedures to demonstrate the airworthiness of the Aircraft and the proper functioning of all systems and components within limits. All discrepancies and deficiencies from the return conditions provided herein shall be corrected by Lessee at its expense. If an additional test flight is required after correction of discrepancies discovered on the initial test flight or during the inspections, Lessee shall provide such additional test flight. Lessor's right of inspection shall not include the right to open any panels or bays that are not required to be opened in connection with the maintenance that is required to be performed on the Aircraft pursuant to this Article 13, unless Lessor has reasonable cause to believe that a defect likely exists behind the closed panel or bay.

     If: (x) repairs or other work items are required to cause the Aircraft to comply with the return requirements provided herein, or (y) Lessor, through no fault of its own, has not been allowed a full and thorough right to inspect the Aircraft and its records prior to the end of the Term as contemplated herein, or
(z) Lessee for any other reason fails to


                                    - 13-1 -
return the Aircraft and its records to Lessor at the time or place and in the condition required hereunder, Lessee shall forthwith take such action as may be necessary to remedy such noncompliance to enable Lessee to return the Aircraft and its records to Lessor in accordance with the requirements hereof. Without waiving any other rights or remedies Lessor may have as a result thereof, Lessee shall pay Lessor one and one-half (1-1/2) the monthly Basic Rent for the Aircraft, prorated on a daily basis, payable weekly in arrears, for each day following the expiration of the Term for the Aircraft until Lessor has been allowed and has completed a full and thorough right to inspect the Aircraft and its records prior to the end of the Term as contemplated herein and the Aircraft is returned to Lessor in the condition and with the supporting documentation required hereunder at the time of return to Lessor. During the period required for Lessee to comply with the requirements of this paragraph, Lessee shall not operate the Aircraft (other than for maintenance, repair or return purposes) and all of Lessee's other obligations hereunder shall remain in fall force and effect. Nothing in this paragraph shall be interpreted to give Lessee the right to retain the Aircraft after the end of the Term.

     (c) FLIGHT HOURS/CYCLES/TIME REQUIREMENTS. At the time of return of the Aircraft to Lessor:

         (i) The Airframe shall be fresh out of its next sequential block "6C" systems, zonal and structural check (all as described in the latest revision of the Boeing Maintenance Planning Document and the latest revision of Appendix C No. D626AOOI (or restatement thereof) applicable to the Aircraft as the result of the hour/cycle ratio that the Aircraft has been operated during the Term) or equivalent block-type maintenance check, including all corresponding lower level checks (i.e., "A" and lower "C" checks), and corrosion prevention and control and aging aircraft inspections, if any, and all other known inspections and routine and non-routine tasks due at such time, all with full fault rectification and interior refurbishment and all without taking into account any sampling programs (collectively referred to hereafter as the "6C Maintenance"). If Lessee's Maintenance Program permits such 6C Maintenance to be performed in phases, Lessee shall perform all phases of such 6C Maintenance immediately prior to return of the Aircraft to Lessor in order to align such maintenance of the Aircraft with the Boeing Maintenance Planning Document and the latest revision of Appendix C No. D626AO01 (or restatement thereof) to the same extent as if Lessee's Maintenance Program did not permit such maintenance to be performed in phases. During such 6C Maintenance, Lessee shall also perform any other work reasonably requested by Lessor and not otherwise required hereunder (provided such other work does not increase the ground time required for Lessee to prepare the Aircraft for return to Lessor as required hereby, or, if it does increase the downtime, Lessor and Lessee shall have agreed to a Basic Rent abatement for such additional ground time), and Lessor will reimburse Lessee for the cost of such work (including labor and materials), billed at Lessee's most preferred customer's rates. Lessee shall give Lessor at least thirty
(30) days prior notice of the date on which such 6C Maintenance is to be performed.

     If the Airframe is not fresh from such 6C Maintenance at the time of return to Lessor, subject to the requirements of the next succeeding paragraph of this clause (i), Lessee shall pay Lessor a Dollar amount determined by multiplying the then current


                                    - 13-2 -
cost of such 6C Maintenance for the Airframe as quoted by an FAA-approved overhaul facility selected by Lessee and reasonably acceptable to Lessor (provided that if Lessor and Lessee cannot agree on the FAA-approved overhaul facility, each shall select an FAA-approved overhaul facility and the quotations of the two facilities shall be averaged) by (b) a fraction of which (x) the numerator shall be the number of Flight Hours, Cycles or calendar time (whichever is limiting) accumulated on the Airframe since the Delivery Date or its last complete block "6C" check (or the final phase of the phased "6C" check), as the case may be, and (y) the denominator shall be the total number of Flight Hours, Cycles or calendar time (whichever is limiting) between block "6C" checks for the Airframe (determined by reference to the latest revision of the Boeing Maintenance Planning Document and the latest revision of Appendix C No. D626AOOI (or restatement thereof) applicable to the Aircraft as the result of the Flight Hours/Cycles ratio that the Aircraft has been operated during the
Term);

     Notwithstanding anything to the contrary in the preceding paragraph, at the time of return of the Aircraft:

             (A) the Airframe shall be fresh out of its next sequential block "C" check or equivalent block-type maintenance, and the corresponding lower level checks, and all other inspections and tasks, including corrosion prevention and control and aging aircraft inspections, if any, and all structural/systems/zonal inspections and out-of-sequence inspections due at that time, and all routine and non-routine tasks shall have been performed, all with full fault rectification, sufficient to clear the Aircraft for operation until its next scheduled "C" check, all in accordance with the then latest revision of the Boeing Maintenance Planning Document and the latest revision of Appendix C No. D626AO01 (or restatement thereof) applicable to the Aircraft as the result of the hour/cycle ratio that the Aircraft has been operated during the Term), and all without taking into account any sampling programs. If Lessee's Maintenance Program permits such "C" check to be performed in phases, all phases of such maintenance check shall be performed immediately prior to return of the Aircraft to Lessor in order to align such maintenance of the Aircraft with the then latest revision of the Boeing Maintenance Planning Document and the latest revision of Appendix C No. D626AO01 (or restatement thereof) to the same extent as if Lessee's Maintenance Program did not permit such maintenance check to be performed in phases. During such "C" check, Lessee shall also perform any other work reasonably requested by Lessor and not otherwise required hereunder (provided such other work does not increase the ground time required for Lessee to prepare the Aircraft for return to Lessor as required hereby, or, if it does increase the downtime, Lessor and Lessee shall have agreed to a Basic Rent abatement for such additional ground time), and Lessor will reimburse Lessee for the cost of such work (including labor and materials), billed at Lessee's most preferred customer's rates. Lessee shall give Lessor at least thirty (30) days prior notice of the date on which such "C" check is to be performed; and


                                    - 13-3 -

             (B) the Airframe shall have at least 4,000 Flight Hours/Cycles or sixteen (16) months, whichever is limiting, remaining to its next 6C Maintenance.

         (ii) The Landing Gear shall be fresh from overhaul or shall be new (i.e., no Flight Hours/Cycles/calendar time accumulated thereon, whichever is limiting).

     Notwithstanding the preceding paragraph, if the Landing Gear is not returned fresh from overhaul or new, at the time the Aircraft is returned to Lessor, subject to the requirements of the last sentence of this paragraph, Lessee shall pay Lessor a Dollar amount computed by multiplying: (A) the then current estimated cost of overhaul of the Landing Gear as quoted by an FAA-approved overhaul facility selected by Lessor and reasonably satisfactory to Lessee, by (B) a fraction the numerator of which shall be the number of Flight Hours/Cycles/calendar time (whichever is limiting) accumulated on the Landing Gear since new or since its last overhaul and the denominator shall be the total number of Flight Hours/Cycles/calendar time (whichever is limiting) allowable between overhauls (determined by reference to the latest revision of the Boeing Maintenance Planning Document). In any event, on return of the Aircraft the Landing Gear shall have at least 4,000 Flight Hours/Cycles or sixteen (16) months (whichever is limiting) remaining until its next scheduled overhaul (determined by reference to the latest revision of the Boeing Maintenance Planning Document).

         (iii) Each "hard time/life limited" component of the Aircraft, including life-limited Parts of the Engines, the APU and the Landing Gear (but excluding components referred to in clause (iv), below, and excluding the Landing Gear as a whole) shall be fresh from overhaul or shall be new (i.e., no Flight Hours/Cycles/calendar time accumulated thereon, whichever is limiting).

     Notwithstanding the preceding paragraph, if any "hard time/life limited" component, including life-limited Parts of the Engines, the APU and the Landing Gear (but excluding components referred to in clause (iv), below, and excluding the Landing Gear as a whole) is not returned fresh from overhaul or new, at the time the Aircraft is returned to Lessor, subject to the requirements of the last sentence of this paragraph, Lessee shall pay Lessor a Dollar amount computed by multiplying: (A) the then current estimated cost of overhaul or purchase and replacement of such component, as quoted by an FAA-approved overhaul facility selected by Lessor and reasonably satisfactory to Lessee, by (B) a fraction the numerator of which shall be the number of Flight Hours/Cycles/calendar time (whichever is limiting) accumulated on each "hard time/life limited" component, as the case may be, since new or since its last overhaul and the denominator shall be the total number of Flight Hours/Cycles/calendar time (whichever is limiting) allowable between overhauls (determined by reference to the latest revision of the Boeing Maintenance Planning Document). In any event, on return of the Aircraft each "hard time/life limited" component of the Aircraft, including life-limited Parts of the Engines, the APU and the Landing Gear (but excluding the components referred to in clause (iv), below, and excluding the Landing Gear as a whole) shall have at least 4,000 Flight Hours/Cycles or sixteen (16) months (whichever is


                                    - 13-4 -
limiting) remaining until its next scheduled overhaul (determined by reference to the latest revision of the Boeing Maintenance Planning Document). For the avoidance of doubt, Lessor does not intend to receive double payment for any item for which compensation if paid pursuant to this Article 13(c). Therefore, the provisions of this Article 13(c) shall be construed so that if appropriate payment in respect of a Part is paid pursuant to one clause of this Article 13(c), an equivalent payment in respect of such Part shall not be payable pursuant to any other clause of this Article 13(c).

         (iv) Each component of the Aircraft which has a hard time/life limit (i.e., hours/cycles/calendar time) to overhaul interval/shop visit interval/replacement of less than 4,000 Flight Hours/Cycles or sixteen (16) months (whichever is limiting) shall have 100% of its Flight Hours/Cycles/calendar time remaining until next overhaul interval, shop visit interval or replacement (determined by reference to the latest revision of the Boeing Maintenance Planning Document).

         (v) Each Engine and the APU shall be fresh out of its heavy maintenance shop visit requiring teardown/disassembly and resulting in full performance restoration. If an Engine or the APU is not fresh out of its heavy maintenance shop visit requiring teardown/disassembly and resulting in full performance restoration on return to Lessor, subject to the requirements of the next succeeding paragraph of this clause (v), on return of the Aircraft to Lessor Lessee shall pay Lessor a Dollar amount computed by multiplying: (A) the then current estimated cost of such heavy maintenance shop visit requiring teardown/disassembly and resulting in full performance restoration for such Engine or the APU, as the case may be, as quoted by an FAA-approved overhaul facility selected by Lessee and reasonably satisfactory to Lessor (provided that if Lessor and Lessee cannot agree on the FAA-approved overhaul facility, each shall select an FAA-approved overhaul facility and the quotations of the two facilities shall be averaged), by (B) a fraction the numerator of which shall be the number of Flight Hours/Cycles/calendar time (whichever is limiting) accumulated on such Engine or the APU since new or since its last heavy maintenance shop visit requiring teardown/disassembly and resulting in full performance restoration (whichever is later), and the denominator shall be the total number of Flight Hours/Cycles/calendar time (whichever is limiting) allowable between heavy maintenance shop visits requiring teardown/disassembly and resulting in full performance restoration. The industry mean time between removals for engines and auxiliary power units of similar age, characteristics and maintenance histories as such Engines and the APU, determined by Lessor from records maintained by the manufacturer of such equipment on the basis of the average of the industry mean time between removals over the immediately preceding two (2) years, shall be used to determine the number of Flight Hours/Cycles/calendar time allowable between heavy maintenance shop visits requiring teardown/disassembly and resulting in full performance restoration. The industry mean time between removals for engines and auxiliary power units does not include removals solely for foreign object damage or customer convenience.

     Notwithstanding anything to the contrary in the preceding paragraph, on return of the Aircraft, each Engine and the APU shall have at least 3,000 Flight Hours/Cycles or one (1) year (whichever is limiting) remaining to the industry mean time


                                    - 13-5 -
between removals for engines and auxiliary power units of similar age, characteristics and maintenance histories as such Engines and the APU, determined from records maintained by the manufacturer of such equipment on the basis of the average of the industry mean time between removals over the immediately preceding two (2) years.

         (vi) Each major component of the Aircraft which is "on condition" or "condition monitored" (other than such components referred to in clause (vii), below) shall be fresh out of its heavy maintenance shop visit. If any such major component is not fresh out of its heavy maintenance shop visit on return to Lessor, subject to the requirements of the next succeeding paragraph of this clause (vi), on return of the Aircraft to Lessor Lessee shall pay Lessor a Dollar amount computed by multiplying: (A) the then current estimated cost of such heavy maintenance shop visit for such component, as quoted by an FAA-approved overhaul facility selected by Lessor and reasonably satisfactory to Lessee, by (B) a fraction the numerator of which shall be the number of Flight Hours/Cycles/calendar time (whichever is limiting) accumulated on such component since new or since its last heavy maintenance shop visit (whichever is later), and the denominator shall be the total number of Flight Hours/Cycles/calendar time (whichever is limiting) allowable between heavy maintenance shop visits. The average industry mean time between failures over the immediately preceding twelve months for components of similar age, characteristics and maintenance histories, as determined by Lessor from records maintained by Manufacturer, shall be used to determine the number of Flight Hours/Cycles/calendar time allowable between heavy maintenance shop visits.

     Notwithstanding anything to the contrary in the preceding paragraph, on return of the Aircraft, each major component of the Aircraft which is "on condition" or "condition monitored" (other than such components referred to in clause (vii), below) shall have at least 4,000 Flight Hours/Cycles or sixteen
(16) months (whichever is limiting) remaining to the industry mean time between failures for components of similar age, characteristics and maintenance histories, determined on the basis of the average of the industry mean time between failures over the immediately preceding twelve months from records maintained by Manufacturer.

         (vii) Each "on condition" or "condition monitored" major component of the Aircraft which has an industry mean time between failures of less than 4,000 Flight Hours/Cycles or sixteen (16) months (whichever is limiting), determined on the basis of the average of the industry mean time between failures over the immediately preceding twelve months, shall have 100% of its Flight Hours, Cycles or calendar time, whichever is limiting, remaining to the industry mean time between failures for such component, determined on the basis of the average of the industry mean time between failures over the immediately preceding twelve months from records maintained by Manufacturer.

         (viii) Except as otherwise required above, each component of the Aircraft which has a calendar limit to removal and replacement or refurbishment shall have at least one year remaining to operate until removal and replacement or refurbishment (determined by reference to the latest revision of the Boeing Maintenance Planning


                                    - 13-6 -

Document), and each component of the Aircraft which has a calendar limit to removal and replacement or refurbishment of less than one year (determined by reference to the latest revision of the Boeing Maintenance Planning Document) shall have 100% of its calendar time remaining until next removal and replacement or refurbishment.

     All of the foregoing overhauls, checks, maintenance and visits shall have been performed by an Approved Maintenance Performer and be in compliance with Lessee's Maintenance Program (except to the extent otherwise specified above). Lessee shall not be entitled to any adjustment or to be reimbursed or in any way compensated if the Airframe, any Engine or any Parts are returned in a better condition than as required under this Article 13.

     (d) GENERAL RETURN REQUIREMENTS. The Airframe, Engines and Parts shall have been maintained, serviced and repaired throughout the Term in accordance with
(i) all the requirements of this Lease, (ii) Lessee's Maintenance Program, and
(iii) the rules and regulations of the FAA, and shall be in compliance with the following:

     (1) AIRWORTHINESS CERTIFICATE; REGISTRATION. The Aircraft when returned to Lessor shall have a currently effective airworthiness certificate (and, if required by Lessor, an airworthiness certificate for export to such location as may be designated by Lessor) issued by the FAA, and shall be in such condition and shall have such supporting documentation as required to maintain the airworthiness certificate from the FAA for FAR Part 121 passenger operations with no restrictions and an FAA certificate of registration. The Aircraft will be equipped for operation in accordance with FAR Part 121 passenger operations.

     (2) GENERAL CONDITION. Each Item of Equipment shall be in the same condition as when delivered to Lessee, ordinary wear and tear from normal flight operations (subject to the obligations set forth in Article 5(c) and alterations and modifications properly made by Lessee as permitted or required under this Lease) excepted, shall be in good operating condition, and shall be free and clear of all Liens, except Liens which result from acts of Lessor or of a Participant which are not indemnified against hereunder. The Aircraft shall be clean, internally and externally, and serviceable by commercial passenger airline operating standards, and shall have installed thereon and furnished therewith all Engines, Parts and equipment installed thereon or furnished therewith (including all cabin passenger service and loose equipment) at the commencement of the Term (after giving effect to the modifications referred to in Article 2(h) hereof) or replacements therefor (as herein authorized) and additions and improvements thereto made in accordance with the provisions of this Lease. No Part will have a total time since new in hours, cycles or calendar time greater than 110% of the total time since new in hours, cycles or calendar time of the Airframe.

         The Aircraft shall be capable of certificated, full-rated performance without limitation throughout the entire operating envelope, as defined in the Aircraft flight manual, and performance compliance will be demonstrated at the time of the technical acceptance flight test and by on-wing static inspection and testing of the powerplants in accordance with the Engine maintenance manual.


                                    - 13-7 -

     The Engines shall not be on "watch" for any reason requiring any special or out-of-sequence inspection and shall comply with the operations specification of Lessee and the Engine manufacturer (or, if such requirements differ, whichever is the more limiting), without waiver, carryover, deferment, restriction or exception. If the historical and technical records and/or trend monitoring data indicate an acceleration in the rate of deterioration in the performance of an Engine or the APU which is higher than normal as per the recommendations of the manufacturer of such Engine or APU, Lessee shall, prior to return, correct such conditions that are determined to be causing such accelerated rate of deterioration or that otherwise exceed Lessee's or the manufacturer's maintenance manual tolerances.

     Without limiting any of the foregoing, on return the Aircraft shall comply with the following:

         (i) FUSELAGE, WINDOWS AND DOORS: The fuselage shall be free of major dents and abrasions which are out of Manufacturer's manual limits, scab patches which are temporary or out of Manufacturer's manual limits, and loose or pulled rivets (reasonable wear and tear from normal flight operations excepted); windows shall be free of delamination, distortion and blemishes out of Manufacturer's manual limits and shall be properly sealed and free of crazing (reasonable wear and tear from normal flight operations excepted); and doors shall be free-moving, correctly rigged, and fitted with serviceable seals; and all external placards and markings shall be installed and legible;

         (ii) WINGS AND EMPENNAGE: All leading edges shall be free from damage out of Manufacturer's manual limits; all control surfaces shall be waxed and polished and all unpainted cowlings and fairings shall be polished; and all wings, empennage and fuel tanks shall be free of fuel leaks; all flight controls shall be properly balanced, and all external placards and markings shall be installed and legible;

         (iii) INTERIOR: The interior of the Aircraft shall be deepcleaned; carpets, galleys, lavatories, ceiling, side walls, overhead, passenger service units, bag racks and bulkhead panels shall be serviceable, secure, clean and free of cracks and reasonably stain-free (provided the cosmetic appearance is reasonably acceptable to Lessor); all seats shall be fully serviceable, in good condition and repainted as necessary; all signs and decals shall be clean and legible; and all calendar-lifed emergency equipment shall have a minimum of one year's life remaining; all carpets, cushions and seat covers shall be in original pattern and color (unless Lessor shall have agreed otherwise with Lessee in writing) and in good condition and clean and the seats shall conform to FAA fire-resistance and crash-worthiness regulations; and all placards and markings shall be installed and legible; all galley areas shall not have any detectable cracks or corrosion, shall meet safety and health standards, shall present a good appearance and shall be free of food and contamination; all galley floors shall be sealed and reasonably stain-free (provided the cosmetic appearance is reasonably acceptable to Lessor), shall have an effective non-skid coating and shall meet safety and health standards; all galley structures, galley inserts and galley carts will be clean and sealed, and shall not have any detectable leaks, cracks or other defects and shall be fully serviceable.


                                    - 13-8 -

         (iv) COCKPIT: All placards and markings shall be clean, secure, and legible, all fairing panels shall be free of cracks and shall be reasonably stain-free (provided the cosmetic appearance is reasonably acceptable to Lessor), and shall be clean, secure, and repainted as necessary; all floor coverings shall be clean and effectively secured and sealed; all seat covers shall be in good condition and clean and shall conform to FAA fire resistance regulations; and all seats shall be fully serviceable and in good condition;

         (v) CARGO COMPARTMENTS: All panels and nets shall be in good condition; all cargo-restraint and moving mechanisms shall be serviceable; and all compartments shall meet then current FAA fire regulations; all doors shall be rigged and functioning properly; and the compartments shall be clean;

         (vi) LANDING GEAR AND WHEEL WELLS: The Landing Gear and all wheel wells shall be clean, free of leaks, and repaired as necessary; and all placards and markings shall be clean, secure, and legible;

         (vii) LAVATORIES: All lavatory areas shall be clean and reasonably free of cracks and free of detectable corrosion, meet safety and health standards, present a good appearance and shall be free of abnormal contamination; all lavatory floors and floor coverings shall be in good condition and clean, shall be sealed and reasonably stain-free (provided the cosmetic appearance is reasonably acceptable to Lessor), and shall have an effective non-skid coating; mirrors shall be free of cracks and delamination and free of noticeable and unsightly scratches; all doors and latches shall be properly fitted and fully functional; lavatory systems shall be clean, free of leaks, detectable cracks and other defects and shall be properly sealed and fully functional; and

         (viii) TIRES AND BRAKES: All tires and brakes shall be fully serviceable and have a minimum of 75% wear-life remaining. No tire shall have more than two recaps.

     (3) MODIFICATIONS. At Lessor's request, Lessee shall, at Lessee's expense, remove any or all alterations or modifications in or additions to any Item of Equipment accomplished during the Term not required to be incorporated or installed in or attached to such Item of Equipment to obtain an airworthiness certificate and registration from the FAA, including the modifications contemplated by Article 2(b) hereof, and Lessee shall, at Lessee's expense, restore such Item of Equipment to the value, utility, condition and airworthiness thereof which would have existed had such alterations, modifications or additions not been made (provided that Lessor shall provide Lessee with the necessary Parts that were returned by Lessee to Lessor pursuant to Article 2(h), to enable Lessee to make such restoration). Without limiting any other obligations of Lessee under this Lease, all modifications made to the Aircraft during the Term shall be in accordance with FAA-approved data.

     (4) REPAIRS. All repairs performed since the Delivery Date and that exist on the Equipment at return shall be permanent in accordance with the Manufacturer's Structural Repair Manual, provided that if such Structural Repair Manual authorizes as


                                    - 13-9 -
permanent a non-flush structural patch repair or a flush-type structural patch repair, or does not cover such repair, such repair shall be a flush-type permanent repair. All repairs shall be in accordance with Lessee's Maintenance Program and conform to the Manufacturer's Structural Repair Manual or the Engine manufacturer's approved manual, as the case may be, and shall be provided with approval by the FAA if so required. Any repair not covered by the Manufacturer's Structural Repair Manual or the Engine manufacturer's approved manual, as the case may be, shall be in accordance with FAA-approved data and shall be approved by Manufacturer or the Engine manufacturer, as the case may be.

     (5) TERMINATING ACTION. Lessee shall perform all deferred and carryover maintenance items and clear all pilot discrepancies with respect to the Aircraft on a terminating action basis. All airworthiness directives issued during the Term by the FAA, all changes required by any amendments or changes to the FAR's during the Term, and all alert service bulletins or service bulletins that are mandated by airworthiness directives issued during the Term by a manufacturer or vendor applicable to the Equipment having a date for compliance that falls on or prior to twelve (12) months or 3,000 Flight Hours or Cycles, as the case may be, after the expiration of the Term (or return of the Aircraft, if later) shall be accomplished in compliance with the issuing entity's specific instructions without regard to any alternate means of compliance, waiver or operator exemptions delaying compliance. Without limiting the foregoing, any airworthiness directives, FAR's or manufacturer's or vendor's alert service bulletins or service bulletins that are mandated by airworthiness directives issued during the Term which allow temporary compliance by inspection or other action (other than by terminating action) but require terminating compliance on or prior to twelve (12) months or 3,000 Flight Hours or Cycles, as the case may be, after the expiration of the Term (or return of the Aircraft, if later) shall have such terminating compliance complete prior to return, and all manufacturer's and vendor's service bulletins issued during the Term which are rendered mandatory by the Manufacturer's then current ETOPS Compliance Configuration and Maintenance Procedures Guide and which require a repetitive inspection, modification or terminating compliance on or prior to twelve (12) months or 3,000 Flight Hours or Cycles, as the case may be, after the expiration of the Term (or return of the Aircraft, if later) shall have such inspection, modification or terminating compliance completed at the highest level of compliance possible prior to return. Without limiting the foregoing, the Aircraft shall be in full compliance with the Manufacturer's then current ETOPS Compliance Configuration and Maintenance Procedures Document for 120 (or, if applicable, 180) minutes ETOPS operation. The Aircraft shall also be in compliance with the Manufacturer's SSI, SSID, Corrosion Prevention and Control and Aging Aircraft Programs, and shall comply with United States and ICAO (to the extent applicable to aircraft operated in the United States) noise and environmental regulations.

     (6) BORESCOPE INSPECTION, ETC. Lessor shall have the right at Lessee's expense to carry out a fall video borescope inspection of the gas path of the hot and cold sections of each Engine and the APU and undertake a full operational check (power assurance run) of each Engine and the APU system. Lessee shall provide evidence satisfactory to Lessor reflecting the correction at Lessee's expense of any watch items or unserviceable or


                                    - 13-10 -
reject conditions or defects or discrepancies found not to be in compliance with manufacturer's maintenance manual limits during such inspections and checks.

     (7) KITS. Lessee shall have ordered during the Term all no-charge kits for the Aircraft offered by Manufacturer, the. Engine manufacturer and other vendors, and, if not incorporated in the Aircraft at the time of return hereunder (unless required to do so by the terms hereof), Lessee shall return such kits to Lessor with the Aircraft. Lessor shall be provided with all modification kits and other such items that are on order for the Aircraft.

     (8) LEAKS, ETC. The Airframe and Engines so returned shall be free of fuel leaks, and the fuel system of the Aircraft, including the Engines, shall have been tested and free of bacteriological, fungus and other contamination and corrosion and shall show no indication of breakdown. The hydraulic and oil systems of the Aircraft, including the Engines, shall have been tested and free of contamination and corrosion and shall show no indication of breakdown. Lessee shall provide copies of the results of laboratory tests of all such systems to Lessor and of full bacteriological and fungus tests of all fuel tanks performed no more than thirty (30) days prior to return of the Aircraft. Any bacteriological, fungus or other contamination or corrosion revealed thereby shall be corrected or treated to Lessor's satisfaction prior to return.

     (9) PAINTING. Lessee shall remove all special markings of Lessee, and shall strip the paint from the Aircraft and repaint the Aircraft in a livery specified by Lessor after application of corrosion protection and performance of other procedures, in accordance with industry practice, with control surfaces balanced and other procedures performed in accordance with Manufacturer's maintenance procedures, all at Lessee's expense. Lessee shall also weigh the Aircraft.

     (10) NOISE CREDITS. Any and all noise credits, base level rights or any other types of rights which accrue with respect to the Aircraft shall be deemed to be transferred to and to have accrued to the benefit of Lessor upon the expiration or sooner cancellation or termination of this Lease for any reason.

     (e) RECORDS. Upon the return of the Aircraft, (i) the Airframe, Engines and all Parts shall be documented with work orders, vendor serviceable tags, etc. to have been maintained, repaired and overhauled by FAA certified repair stations or by those approved by the FAA through reciprocal agreements and in a manner so that such equipment is approved by the FAA for use on United States registered and certificated aircraft, and (ii) Lessee shall deliver to Lessor (A) all logs, manuals, certificates, data and inspection, modification, maintenance and overhaul records, amended to their latest amendment revision available generally, required to be maintained with respect thereto under applicable rules and regulations of the FAA or other governmental authority having jurisdiction, and (B) all logs, manuals and catalogs included with the Aircraft on the Delivery Date therefor or supplied during the Term hereof, amended to their latest amendment revision available generally.

     If non-computerized copies of maintenance records are not available, then Lessee shall take action with the pertinent regulatory agencies to insure that Lessor and


                                    - 13-11 -
the FAA are provided with all requested necessary and proper guarantees of methods of compliance, component overhaul and management, scheduling, quality control, serial number verification, etc.

     The head of Lessee's Quality Control Department shall certify in writing that the data and information contained in all documentation and records returned to Lessor is true and correct. For any computerized records, the head of Lessee's Quality Control Department shall sign or initial each computer page.

     All Parts identified with safe-life limits shall be identified with their back to birth service histories, accumulated Cycles or Flight Hours, as applicable, and remaining service lives on a separate listing. All Parts which are identified in the maintenance records by part numbers and serial numbers other than the manufacturer's shall be provided with interchange or cross reference listing necessary to establish complete traceability.

     In the event of missing, incomplete or noncompliant records, Lessee shall at its expense reaccomplish the tasks necessary to produce such records in accordance with its Maintenance Program prior to return of the Equipment to Lessor. Without limiting any of the foregoing, all overhaul and repair procedures shall as to quality and documentation be such as to enable immediate transfer to a new operator under FAR Part 121. At the time of return of the Aircraft to Lessor hereunder, Lessee shall also provide Lessor with evidence satisfactory to Lessor that Lessee has fully paid and discharged all navigation charges, airport landing fees and the like which have resulted in or could give rise to a Lien on the Aircraft or any part thereof if the same remains unpaid.

     (f) TECHNICAL ACCEPTANCE; FERRY FLIGHT. Upon completion of the final inspection of the Aircraft and records by Lessor and, unless otherwise agreed in writing by Lessor and Lessee, correction of any discrepancies or deficiencies required to be corrected by Lessee prior to redelivery to Lessor, Lessor shall execute and deliver to Lessee, a technical acceptance certificate which shall constitute Lessor's technical acceptance of the Aircraft, except as noted in such technical acceptance certificate. Notwithstanding the execution and delivery of such technical acceptance certificate by Lessor, all Lessee's obligations hereunder shall continue in full force and effect until actual return of the Aircraft to and final acceptance of the Aircraft by Lessor at the location specified in Article 13(a), in full compliance with all Lessee's obligations hereunder, to the same extent as if such technical acceptance certificate had not been executed by Lessor (it being understood, without limitation, that Lessee shall (i) bear the full risk of damage and loss to the Aircraft and shall promptly repair or cause to be repaired any damage to the Aircraft which may occur prior to completion of ferry flight referred to below, and (ii) maintain insurance in respect of the Aircraft as required by Article 10 hereof to and including the time of redelivery of the Aircraft to Lessor); provided, however, Lessee shall not be responsible to correct any discrepancies or deficiencies that existed at the time of the final inspection of the Aircraft referred to above but were not raised until completion of the ferry flight of the Aircraft referred to below if such discrepancies or deficiencies could have been noted on completion of the final inspection of the Aircraft (i.e., the foregoing shall not relieve Lessee from its responsibility to correct discrepancies or


                                    - 13-12 -
deficiencies discovered as the result of the ferry flight of the Aircraft). Upon technical acceptance of the Aircraft by Lessor, Lessee shall promptly ferry the Aircraft at Lessee's cost to the redelivery location referred to in Article 13(a) hereof. Lessor shall have the right (subject to compliance with the requirements or approval of the FAA) for up to five (5) representatives or designees to travel on the Aircraft on such ferry flight.

     (g) AID IN DISPOSITION. Lessee agrees that during the last 180 days of the Term it will cooperate in all reasonable respects with the efforts of Lessor to lease or sell the Aircraft, including, without limitation, permitting potential lessees or purchasers to inspect the Aircraft and the records relating thereto, provided that the same shall not interfere with Lessee's use of the Aircraft or require Lessee to incur out-of-pocket expenses for which it is not reimbursed.


                                    - 13-13 -

     ARTICLE 14. EVENTS OF DEFAULT. The following events shall constitute Events of Default (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (a) Lessee shall fail to make any payment of Rent as and when due, and such failure shall continue for a period of at least three (3) consecutive days;

     (b) Lessee shall fail to carry and maintain insurance in accordance with the provisions of Article 10 hereof;

     (c) Lessee shall fail to perform or observe any term, condition or agreement to be performed or observed by it under Article 3(c) (as supplemented in Schedule "1" hereto), Article 5(a), 5(b), or 5(d), Article 10(d), Article 12 or Article 13;

     (d) Lessee shall fail to perform or observe any other term, condition, covenant or agreement to be performed or observed by it hereunder or under any other agreement between Lessor and Lessee and such failure shall continue unremedied for a period of thirty (30) days after actual knowledge thereof by Lessee;

     (e) Any representation or warranty made by Lessee herein or in any document or certificate furnished Lessor in connection herewith or pursuant hereto shall prove to be false or misleading in any material respect;

     (f) Any obligation of Lessee for the payment or guarantee of payment of borrowed money or the deferred purchase price of property or for the payment or guarantee of payment of rent under any lease of aircraft shall not be paid when due, whether by acceleration or otherwise, and such default in payment shall continue beyond any applicable grace period or extension thereof, and the other party to any such agreement has commenced to exercise any of its remedies under such agreement;

     (g) Lessee shall consent to the appointment of a receiver, custodian, administrator, trustee, liquidator or any similar official of itself or of a substantial part of its property, or Lessee shall become insolvent or fail to pay or admit in writing its inability to pay its debts generally as they come due, or shall make a general assignment for the benefit of creditors, or Lessee shall file a voluntary petition for an order for relief pursuant to Section 301 of Title 11 of the United States Code, or any superseding statute, as amended from time to time, or a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now or hereafter in effect) or an answer admitting the material allegations of a petition filed against Lessee for an order for relief or in any such proceeding, or Lessee shall by voluntary petition, answer or consent, seek relief under the provisions of any other now existing or future bankruptcy or other similar law


                                    - 14-1 -
providing for the reorganization, liquidation or winding-up of corporations, or providing for an arrangement, composition, extension or adjustment with its creditors;

     (h) An order, judgment or decree shall be entered by any court of competent jurisdiction appointing, without the consent of Lessee, a receiver, custodian, administrator, trustee, liquidator or similar official of Lessee or of any substantial part of its property, or any substantial part of the property of Lessee shall be sequestered, and any such order, judgment or decree of appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of thirty (30) days after the date of entry thereof,

     (i) A petition against Lessee for an order for relief pursuant to Section 303 of Title 11 of the United States Code, or any superseding statute, as amended from time to time or an order for any proceeding under any bankruptcy laws or other insolvency laws (as now or hereafter in effect) shall be filed and shall not be withdrawn or dismissed within thirty (30) days thereafter, or, under the provisions of any law providing for reorganization, liquidation or winding-up of corporations which may apply to Lessee, any court of competent jurisdiction shall assume jurisdiction, custody or control of Lessee or of any substantial part of its property and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of thirty
(30) days;

     (j) Final judgment for the payment of money in excess of $500,000 (or its equivalent) shall be rendered against Lessee and the same shall remain unpaid, unstayed or undischarged for a period of thirty (30) days;

     (k) Lessee's certificated operations shall be suspended, or Lessee shall cease to be a Certificated Air Carrier, or the franchises, concessions, permits, certificates, licenses (including, without limitation, its air operator certificate or air transport license), rights or privileges required for the conduct of Lessee's airline operations are revoked, canceled, suspended, not renewed or otherwise terminated; or

     (l) An "Event of Default" under, and as such term is defined in, the Companion Lease shall have occurred and be continuing.


                                    - 14-2 -

     ARTICLE 15. REMEDIES. Upon the occurrence of any Event of Default and at any time thereafter so long as the same shall be continuing, Lessor may, at its option, declare this Lease to be in default and Lessor may, in addition to any other remedies provided herein or by applicable law, exercise one or more of the following remedies with respect to the Aircraft, or any part thereof, as Lessor in its sole discretion shall elect:

     (a) Demand that Lessee, and Lessee shall upon the written demand of Lessor and at Lessee's expense, return promptly to Lessor the Aircraft in the manner and condition required by, and otherwise in accordance with all of the provisions of, Article 13 hereof as if the Aircraft were being returned at the end of the Term therefor; or Lessor, at its option, may enter upon the premises where all or any part of the Aircraft or any Engine is located and take immediate possession of and remove the same (together with any engine which is not an Engine but which is installed on the Airframe and any other property in the Aircraft, subject to all of the rights of the owner, lessor, lienor or secured party of such engine or other property, provided, however, that the Airframe with an engine (which is not an Engine) installed thereon or any property therein may be flown to a location within Europe or the United States, and such engine or other property shall be held for the account of any such owner, lessor, lienor or secured party or, in the case of an engine owned by Lessee free of Liens, may, at the option of Lessor, be exchanged with Lessee for an Engine in accordance with the terms of Article 13 hereof) by summary proceedings or otherwise, all without liability accruing to Lessor for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise;

     (b) Sell the Aircraft, or part thereof, at public or private sale, or otherwise dispose of, hold, use, operate, lease to others or keep idle the Aircraft, or part thereof, as Lessor in its sole discretion may determine, all free and clear of any rights of Lessee and without any duty to account to Lessee with respect to such action or inaction or for any proceeds with respect thereto, except to the extent required by paragraph (c) below in the event Lessor exercises its rights under such paragraph;

     (c) In the event Lessor, pursuant to paragraph (b), above, shall have relet the Aircraft or shall have sold the Aircraft, Lessor, in lieu of exercising its rights under paragraph (d), below (but without limiting any of its other rights hereunder or under law), may, if it shall so elect, demand that Lessee pay Lessor and Lessee shall pay Lessor, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent for the Aircraft due for the period commencing as of the commencement of the term of the reletting or the date of sale, as the case may be) any accrued but unpaid Basic Rent for the Aircraft due up to and including the date of the commencement of the term of the reletting or the date of sale plus the excess of: (i) in the case of a reletting, the aggregate unpaid Basic Rent for the Aircraft which would otherwise have become due hereunder over the Term but for the Event of Default, discounted monthly to present value as of the date of the commencement of the term of the reletting at 6% per annum, over the aggregate basic rental payments to become due


                                    - 15-1 -
under the reletting from the date of the commencement of the term of the reletting to the date upon which the Term for the Aircraft would have expired but for Lessee's default, discounted monthly to present value as of the date of the commencement of the term of the reletting at 6% per annum, or (ii) in the case of a sale, the Stipulated Loss Value for the Aircraft, computed as of the Basic Rent payment date immediately preceding the date of sale, over the net cash proceeds of such sale. The amounts specified in this paragraph shall continue to bear interest at the Incentive Rate from the date of the commencement of the term of the reletting or the date of sale, as the case may be, until payment is made;

     (d) If Lessor shall have obtained possession of the Aircraft as contemplated in paragraph (a), above, but shall not have relet or sold the Aircraft as contemplated by paragraph (c), above, Lessor shall have the right (but without limiting any of its other rights hereunder or under law), by written notice to Lessee specifying a payment date, to demand that Lessee pay to Lessor, and Lessee shall pay to Lessor, on the payment date specified in such notice, all accrued but unpaid Basic Rent for the Aircraft due to and including the payment date specified in such notice, plus the aggregate unpaid Basic Rent for the Aircraft which would otherwise have accrued over the remainder of the Term but for the Event of Default, discounted monthly to present value as of the payment date specified in such notice at 6% per annum. The amounts referred to in this paragraph shall continue to bear interest at the Incentive Rate from the payment date specified in said notice until payment is made;

     (e) Proceed by appropriate court action or actions to enforce performance by Lessee of the applicable covenants of this Lease and to recover damages for the breach hereof;

     (f) Cancel this Lease, which cancellation shall be effective immediately upon Lessor having given notice of cancellation to Lessee, whereupon Lessee's right to possess and use the Equipment shall immediately cease, but such cancellation shall not relieve Lessee of any of its obligations hereunder which accrued prior to the time of cancellation nor shall such cancellation be deemed a release or a waiver of Lessee's obligations for the unperformed balance of this Lease or Lessee's obligation to compensate Lessor for all damages suffered by Lessor as a result of Lessee's breach of this Lease, including, without limitation, damages described in clauses (c), (d) or (e), above;

     (g) Recover from Lessee any losses, premiums, fees, costs or expense that are paid or incurred by Lessor in connection with the repayment of funds obtained to finance or otherwise acquire the Aircraft, if any, or in connection with the borrowing of funds to refinance the Aircraft, if any.

     Except as otherwise specifically provided above, Lessee shall also be liable for all unpaid Rent due hereunder before, during or after the exercise of any of the foregoing remedies and for all legal fees and other costs and expenses incurred by reason of the occurrence of any Event of Default or the exercise of any of Lessor's rights or remedies with respect thereto, including all costs and expenses incurred in connection with the repossession or return of the Aircraft in accordance with tile terms of Article 13 hereof, in placing the


                                    - 15-2 -

Aircraft in the condition and airworthiness as required by such Article, and for the cost of storage, insurance, and re-leasing or sale of the Aircraft.

     Except as otherwise expressly provided above, no remedy referred to in this
Article is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity; and the exercise or beginning of exercise by Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by Lessor of any or all of such other remedies. No express or implied waiver by Lessor of any Event or Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Event or Event of Default. To the extent permitted by applicable law, Lessee hereby waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell, lease or otherwise use the Aircraft or any Engine in mitigation of Lessor's damages as set forth in this Article or which may otherwise limit or modify any of Lessor's rights or remedies hereunder.


                                    - 15-3 -

     ARTICLE 16. EXCUSABLE DELAY.

     (a) GENERAL. Lessor shall not be responsible for nor be deemed to be in default under this Agreement on account of any delay in delivery of the Aircraft or other performance hereunder due to any of the following causes: acts of God; war, warlike operations, insurrections or riots; fires; floods or explosions; serious accidents; epidemics or quarantine restrictions; any act of government, governmental priorities, allocation regulations or orders affecting materials, facilities or completed aircraft; strikes or labor troubles causing cessation, slow-down or interruption of work; delay in transportation; delay or default by Manufacturer under the Purchase Agreement or any manufacturer or vendor in respect of the modifications referred to in Article 2(h) hereof; or inability after due and timely diligence to procure materials, accessories, equipment or parts; or due to any other cause to the extent it is beyond Lessor's control or not occasioned by Lessor's fault or negligence. Delays resulting from any of the foregoing causes are referred to herein as "Excusable Delays." Lessor shall promptly notify Lessee of any delay or anticipated delay in delivery of the Aircraft.

     (b) FOUR (4) MONTHS' EXCUSABLE DELAY.

         (i) TERMINATION FOR ACTUAL DELAY. If, due to Excusable Delays, delivery of the Aircraft is delayed for a period of more than four (4) months after the end of the calendar month in which delivery is otherwise required hereunder in accordance with the Scheduled Aircraft Delivery, either Lessor or Lessee may terminate this Lease by giving written notice to that effect to the other within ten (10) days after the expiration of such four month period.

         (ii) TERMINATION FOR ANTICIPATED DELAY. If the Manufacturer concludes, based on its appraisal of the facts, that due to Excusable Delays, delivery of the Aircraft will be delayed for a period of more than four (4) months after the Scheduled Aircraft Delivery, and as a result thereof in good faith and in accordance with its normal scheduling procedures, Manufacturer internally reschedules delivery of the Aircraft to a date reflecting such delay and notifies Lessor thereof, Lessor shall notify Lessee in writing of such delay and rescheduling, in which event either Lessor or Lessee may terminate this Agreement by giving written notice to that effect to the other within ten (10) days after receipt by Lessee of such notice of anticipated delay.

         (c) CONSEQUENCE OF TERMINATION. Termination under Article 16(b) shall terminate and discharge all obligations and liabilities of Lessee and Lessor hereunder and all undelivered items and services to be furnished hereunder which are related thereto, and Lessor shall promptly return the Security Deposit and $100,000 payment theretofore paid by Lessee to Lessor, except that, if Lessee and not Lessor terminates this Lease pursuant to this Article 16, Lessor shall reduce the payment to Lessee and/or, as the case may be, be entitled to draw on the Letter of Credit (and for this purpose an Event of Default shall be deemed to exist hereunder so that Lessor may certify the existence of an Event of Default hereunder) for the


                                    - 16-1 -
amount necessary to compensate Lessor for the value of any training or other goods or services received by Lessee in connection with this Lease and the cost of any modifications to the Aircraft or equipment or other items purchased by Lessor at the request of Lessee in connection with this Lease.

     (d) FAILURE TO TERMINATE. If, following notice of an anticipated delay under Article 16(b)(ii), this Lease is not terminated in accordance with the provisions of such Article, then the Scheduled Aircraft Delivery for the Aircraft otherwise required hereunder shall be extended by a period equal to the resulting delay.

     (e) DAMAGE TO OR DESTRUCTION OF AIRCRAFT - DELIVERY DELAY. In the event that prior to delivery the Aircraft is, due to any cause, lost, destroyed or damaged beyond repair (and this Agreement has not been terminated in accordance with this Article 16), or is damaged to the extent that it cannot be repaired to new condition by replacement parts and delivered in accordance with the Scheduled Aircraft Delivery, the time reasonably required to furnish a replacement for the Aircraft or to accomplish such repairs shall be deemed an Excusable Delay.

     (f) TERMINATION RIGHTS EXCLUSIVE. The termination rights of Lessee set forth in this Article 16 are in substitution for any other rights of termination or contract lapse which Lessee might have arising by operation of law by virtue of delays in performance for which Lessor is not deemed to be in default or to have breached its duties hereunder.


                                    - 16-2 -

     ARTICLE 17. MISCELLANEOUS.

     (a) CONSTRUCTION AND APPLICABLE LAW. Any provision of this Lease which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining such provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, Lessee hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect. No term or provision of this Lease may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom the enforcement of the change, waiver, discharge or termination is sought. This Lease shall constitute an agreement of lease, and nothing herein shall be construed as conveying to Lessee any right, title or interest in the Aircraft or any Engine except as a lessee only. The captions in this Lease are for convenience of reference only and shall not define or limit any of the terms or provisions hereof. This Lease shall in all respects be governed by, and construed in accordance with, the internal laws of the State of California, United States of America (without regard to any conflict of laws rule that might result in the application of the laws of any other jurisdiction), including all matters of construction, validity and performance.

     (b) NOTICES. All notices, demands and other communications required or permitted under the terms hereof shall be in writing (which shall include telex and telecopy), and shall be deemed given or received: (i) if sent by registered or certified mail, on the third Business Day after deposit in the national mail service of the country from which it is sent, postage prepaid, return receipt requested, (ii) if sent by any other means of physical delivery, e.g., hand delivery or courier service, when delivered to the appropriate address provided below, (iii) if sent by telecopier, when transmitted to the appropriate telecopier number provided below and the sender's telecopy machine produces a confirmation report confirming that such transmission has been sent. All such notices, demands and other communications shall be addressed and/or telecopied to the appropriate party at its address and/or telecopier number set forth below, or at such other address or telecopier number as such party may from time to time hereafter designate to such other parties in writing:

         If to Lessee:     Aloha Airlines, Inc.
                           371 Aokea Street
                           Honolulu, Hawaii 96819
                           Attention: Senior Vice President - Finance & Planning
                                      & Chief Financial Officer


                                    - 17-1 -

         If to Lessor:     Wilmington Trust Company, Owner Trustee
                           Rodney Square North
                           1100 North Market Street
                           Wilmington, Delaware 19890-0001
                           Attention: Corporate Trust Administration

         With a copy to:   Ansett Worldwide Aviation, U.S.A.
                           c/o Kummer, Kaempfer, Bonner & Renshaw
                           3800 Howard Hughes Parkway, 7th Floor
                           Las Vegas, Nevada 89109
                           Attention: Chief Executive Officer

                 and to:   Ansett Worldwide Aviation, U.S.A.
                           c/o Ansett Worldwide Aviation Services
                           TNT Plaza, Tower 1, Lawson Square
                           Redfern, NSW 2016, Australia
                           Attention: Chief Executive Officer

     Lessor's telefax number is (702) 796-7181, with a copy to (61-2) 9699-1349. Lessee's telefax number is (808) 833-3100.

     (c) LESSOR'S RIGHT TO PERFORM FOR LESSEE. If Lessee fails to make any payment of Supplemental Rent required to be made by it hereunder or fails to perform or comply with any of its agreements contained herein, Lessor may itself make such payment or perform or comply with such agreement, and the amount of such payment and the amount of the reasonable expenses of Lessor incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Incentive Rate, shall be deemed Supplemental Rent, payable by Lessee upon demand.

     (d) CORPORATE EXISTENCE; MERGER. Lessee will preserve and maintain its corporate existence and all its rights, privileges and franchises in every jurisdiction in which the character of its property or the nature of its business makes licensing or qualification necessary. Lessee will not or sell, lease or otherwise dispose of all or substantially all of its properties nor will it merge with or consolidate with or into or be acquired by any other corporation or entity, unless:

         (i) the corporation formed by such consolidation or into which Lessee is merged (the "Successor"): (a) shall be organized and existing under the laws of the United States of America or any State thereof or the District of Columbia, (b) shall be a Certificated Air Carrier, (c) shall execute and deliver to Lessor an agreement in form and substance reasonably satisfactory to Lessor containing an assumption by the Successor of each covenant and condition of this Lease, (d) immediately after giving effect to such transaction, shall have at least the tangible net worth and credit worthiness that Lessee had immediately prior to giving effect to such transaction, and (e) shall make such filings and recordings,


                                    - 17-2 -
including any filing or recording with the FAA, as shall be necessary or desirable to evidence such consolidation or merger with the Successor;

         (ii) Immediately prior to and after giving effect to such transaction, no Event or Event of Default shall have occurred and be continuing, and the ability of the Successor (or Lessee if Lessee is the Successor) to perform its obligations under this Lease shall not be adversely affected by such transaction; and

         (iii) the Successor (or Lessee if Lessee is the Successor) shall have delivered to Lessee an officer's certificate and an opinion of counsel satisfactory to Lessor, each stating that such consolidation or merger and the assumption agreement described above comply with this Article and that the agreements entered into to effect such consolidation or merger and such assumption agreement are legal, valid and binding obligations of the Successor (or Lessee if Lessee is the Successor), enforceable in accordance with their respective terms.

     (e) TRAINING AND CUSTOMER SUPPORT. Pursuant to Customer Support Document to the Purchase Agreement, a copy of which has heretofore been provided by Lessor to Lessee, Manufacturer has agreed to provide certain training, support services and technical data and documents. Provided no Event or Event of Default has occurred and is continuing hereunder, Lessor agrees to assign to Lessee the training, support services, data, documents and other rights available under such Customer Support Document in respect of the Aircraft. Lessor shall not have any liability or responsibility for the adequacy of such training, support services or technical data and documents or for Manufacturer's performance or nonperformance in respect thereof, all of which is, as to Lessor, without recourse, representation or warranty, express or implied. Lessee hereby agrees to be bound by all the provisions of the Customer Support Document.

     (f) SUBJECT AND SUBORDINATE. THIS LEASE AND LESSEE'S RIGHTS HEREUNDER AND IN THE AIRCRAFT ARE SUBJECT AND SUBORDINATE TO ALL THE TERMS OF THE MORTGAGE, INCLUDING, WITHOUT LIMITATION, MORTGAGEE'S RIGHT TO TAKE IMMEDIATE POSSESSION OF THE AIRCRAFT UPON THE OCCURRENCE OF AN EVENT OF DEFAULT UNDER THE MORTGAGE. Without limiting the foregoing, solely as between Lessor and Lessee, Lessor covenants that if, and so long as, no Event of Default shall have occurred and be continuing, Lessor shall not (and Lessor shall not provide a basis for Mortgagee or any other person lawfully claiming through Lessor or Mortgagee to) disturb Lessee's quiet enjoyment of the Aircraft hereunder. If Lessor breaches the foregoing covenant or if Mortgagee improperly repossesses, seizes or attaches the Aircraft, Lessee acknowledges and agrees that Lessee's sole right and remedy shall be the right to seek to recover resulting damages from Lessor, but Lessee shall have no right to recover any damages from or otherwise sue Mortgagee in connection therewith or otherwise to retain possession or use of the Aircraft in contravention of the rights, interests, benefits or remedies of Mortgagee.


                                    - 17-3 -

     (g) ASSIGNMENT. THIS LEASE AND ALL OR ANY PART OF LESSEE'S RIGHTS HEREUNDER, INCLUDING, WITHOUT LIMITATION, ITS RIGHTS IN RESPECT OF THE SECURITY DEPOSIT AND TO THE RETURN THEREOF, SHALL NOT BE ASSIGNED, NOVATED, HYPOTHECATED OR OTHERWISE TRANSFERRED BY LESSEE WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, AND ANY PURPORTED ASSIGNMENT, NOVATION, HYPOTHECATION OR TRANSFER SHALL BE VOID. Subject to the foregoing, this Lease shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Lessor's interest in this Lease Agreement and in the Aircraft are freely saleable, novateable and assignable by Lessor in whole or in part without restriction, and upon such sale, novation or assignment (unless the assignment is solely for collateral security purposes), Lessor shall be discharged from all further obligations hereunder in respect of such interest or Equipment sold or assigned and Lessor's assignee or transferee shall succeed to all of Lessor's rights, interests and obligations in respect thereof as though such assignee or transferee had been the initial owner or lessor, as the case may be, in respect thereof. Lessor may also assign for collateral security purposes or otherwise mortgage its fixed or contingent rights to receive money hereunder or its interests in this Lease or in the Aircraft, in whole or in part. Lessee shall comply with all reasonable requests of Lessor, its successors, transferees and assigns in respect of the sale, assignment, novation, hypothecation or other transfer (including, if requested, execution of a consent thereto, reaffirming its representations, warranties and obligations hereunder in favor of such assignee, successor or transferee or execution of a lease agreement on terms substantially identical to this Lease Agreement substituting the name of such transferee, successor or assignee for Lessor, and in either case providing the assignee, successor or transferee with an insurance certificate and broker's report, addressed to such assignee, successor or transferee, in compliance with the requirements of Article 10 hereof). No such sale, assignment, novation or other transfer by Lessor shall materially expand the obligations of Lessee hereunder. Notwithstanding any such sale, assignment, novation or other transfer, Lessor and the Participants shall continue to be Indemnitees pursuant to Article 8(a) and shall continue to be named as additional insureds on all liability policies carried by Lessee pursuant to Article 10 hereof. Without limiting any of the foregoing, Lessor may, and at Lessor's request Lessee shall, take any action reasonably required for the purpose of causing the Aircraft to be subjected to an equipment trust, conditional sale, leveraged lease or other arrangement for the financing by Lessor or Lessor's transferee or assignee of the Aircraft.

     (h) EXPENSES. The prevailing party in any action or proceeding between Lessor and Lessee to enforce the terms of this Lease shall be entitled to recover from the other party all its costs and expenses, including reasonable attorneys' fees incurred by such prevailing party in such action or proceeding. In addition, Lessee shall also reimburse Lessor for all out-of-pocket costs and expenses, including reasonable attorneys fees, incurred by Lessor in connection with any approvals, consents, waivers, modifications or amendments hereto requested by Lessee.

     (i) SURVIVAL. The representations, warranties and indemnities of Lessee in this Lease shall survive the delivery of the Aircraft and the expiration or other termination of


                                     - 17-4 -
this Lease and are expressly made for the benefit of, and shall be enforceable by Lessor and its successors and assigns.

     (j) INTEGRATION. This Lease Agreement contains the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior written and oral agreements and understandings between the parties hereto with respect to the subject matter hereof.

     (k) FEDERAL BANKRUPTCY CODE. In accordance with Section 1110 of Title 11 of the United States Bankruptcy Code, or any superseding statute, as amended from time to time, Lessee hereby agrees that the title of Lessor to the Aircraft and Engines and any right of Lessor to take possession of the Aircraft and Engines in compliance with the provisions of this Lease shall not be affected by the provisions of Section 105, 362, 363 or any other Section of Title 11, as amended and in effect from time to time. In the event Section 1110 is amended, or if it is repealed and another statute is enacted in lieu thereof, Lessor and Lessee agree to amend this Lease and take such other action as Lessor deems necessary so as to afford to Lessor the rights and benefits as such amended or substituted statute confers upon owners and lessors of aircraft.

     (l) COUNTERPARTS. This Lease may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (m) EXECUTION BY TELECOPY. Delivery by Lessor or Lessee to the other by telecopy of an executed counterpart of this Lease or of any other document executed pursuant hereto shall be deemed as effective as delivery of an originally executed counterpart thereof. Such party shall promptly deliver to the other party an originally executed counterpart thereof, but the failure of such party to deliver an executed counterpart shall not affect the validity or effectiveness of this Lease or such other document.


                                     - 17-5 -

                   IN WITNESS WHEREOF, Lessor and Lessee have each caused this Lease to be duly executed by their authorized officers or representatives as of the day and year first above written.

                                     LESSOR:

                                     WILMINGTON TRUST COMPANY, not in its
                                     individual capacity but solely in its
                                     capacity as Owner Trustee


WITNESS:                             By:     /s/ [Illegible]
                                         ___________________________________

/s/ Mary Kay Cupillo                 Title:      AVP
______________________________              ________________________________





                                 LESSEE:

                                 ALOHA AIRLINES, INC.


WITNESS:                         By:        /s/ G. R. Zander
                                       ______________________________________
________________________________

                                 Title: PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                       ______________________________________






WITNESS:                         By:        /s/ James M. King
                                       ______________________________________

________________________________

                                 Title: VICE PRESIDENT PLANNING & DEVELOPMENT
                                       ______________________________________


                                    - 17-6 -

                                  SCHEDULE "1"

This schedule has been omitted as confidential information, and is separately filed with the Commission.

                                  Exhibit "A"

                                LEASE SUPPLEMENT

     THIS LEASE SUPPLEMENT, dated _________, 1999, between Wilmington Trust Company, a Delaware banking corporation, acting not in its individual capacity but solely as Owner Trustee (herein called "Lessor"), and Aloha Airlines, Inc. (the "Lessee").

     Lessor and Lessee have heretofore entered into a Lease Agreement dated as of August 4, 1999 (herein the "Lease Agreement" and the terms defined therein being herein used with the same meaning), which Lease Agreement provides for the execution and delivery of a Lease Supplement, substantially in the form hereof for the purpose of leasing a specific Aircraft under the Lease Agreement as and when delivered by Lessor to Lessee in accordance with the terms thereof.

     The Lease Agreement relates to the Airframe and Engines described below, and a counterpart of the Lease Agreement is attached hereto and made a part hereof and this Lease Supplement, together with such attachment, is being filed for recordation on the date hereof with the Federal Aviation Administration as one document.

     NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

     (1) Lessor hereby delivers and leases to Lessee, and Lessee hereby accepts and leases from Lessor, under the Lease Agreement, the following described Boeing Model 737-73A aircraft and engines (hereafter, the "Delivered Equipment"):

         (i) Airframe: Identification Number_____; Manufacturer's Serial No._____; and

         (ii) Engines: Two CFM International Model CFM56-7B20 engines (to be upgraded to CFM56-7B24 engines prior to or promptly following delivery) bearing, respectively, manufacturer's serial numbers _________ and _________ (each of which engines has 750 or more rated takeoff horsepower or the equivalent of such horsepower).

     (2) The Delivery Date of the Delivered Equipment is the date of this Lease Supplement set forth in the opening paragraph hereof.

     (3) The Term for the Delivered Equipment shall commence on the Delivery Date therefor and shall end on ___________ 2009.

     (4) Lessee hereby confirms its agreement to pay Lessor Rent with respect to the Delivered Equipment throughout the Term therefor in accordance with the terms of the Lease Agreement.


                                     - A-1 -

     (5) The fuel in the fuel tanks of the Aircraft on the Delivery Date is
________.

     (6) Lessee hereby confirms to Lessor that the Airframe and Engines described above have been duly marked as showing Lessor's title thereto and Mortgagee's mortgage interest therein in accordance with the terms of the Lease Agreement and that Lessee has accepted the Delivered Equipment for all purposes of the Lease Agreement, including its being airworthy, in accordance with specifications, in good working order and repair and without defect or inherent vice in title, condition, design, operation or fitness for use, whether or not discoverable by Lessee as of the date hereof, and free and clear of all Liens; provided, however, that nothing contained herein or in the Lease Agreement shall in any way diminish or otherwise affect any right Lessee or Lessor may have with respect to the Delivered Equipment as against Manufacturer or any other person, whether under the Purchase Agreement or otherwise.

     (7) All of the terms and provisions of this Lease Supplement are hereby incorporated by reference into the Lease Agreement to the same extent as if fully set forth therein.

     (8) This Lease Supplement shall in all respects be governed by, and construed in accordance with, the laws of the State of California including all matters of construction, validity and performance.


                                     - A-2 -

     IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Supplement to be duly executed by their authorized officers or agents as of the date and year first above written.

                                     LESSOR:

                                     WILMINGTON TRUST COMPANY, not in its
                                     individual capacity but solely in its
                                     capacity as Owner Trustee


WITNESS:                             By: _____________________________________

                                     Title: __________________________________


______________________________



                                   LESSEE:

                                   ALOHA AIRLINES, INC.


WITNESS:                           By: _____________________________________


                                   Title: __________________________________


______________________________




WITNESS:                           By: _____________________________________


                                   Title: __________________________________


______________________________


                                     - A-3 -

                                LEASE SUPPLEMENT
                                ----------------

     THIS LEASE SUPPLEMENT, dated November 12, 1999, between Wilmington Trust Company, a Delaware banking corporation, acting not in its individual capacity but solely as Owner Trustee (herein called "Lessor"), and Aloha Airlines, Inc. (the "Lessee").

     Lessor and Lessee have heretofore entered into a Lease Agreement dated as of August 4, 1999 (herein the "Lease Agreement" and the terms defined therein being herein used with the same meaning), which Lease Agreement provides for the execution and delivery of a Lease Supplement, substantially in the form hereof for the purpose of leasing a specific Aircraft under the Lease Agreement as and when delivered by Lessor to Lessee in accordance with the terms thereof.

     The Lease Agreement relates to the Airframe and Engines described below, and a counterpart of the Lease Agreement is attached hereto and made a part hereof and this Lease Supplement, together with such attachment, is being filed for recordation on the date hereof with the Federal Aviation Administration as one document.

     NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

     (1) Lessor hereby delivers and leases to Lessee, and Lessee hereby accepts and leases from Lessor, under the Lease Agreement, the following described Boeing Model 737-73A aircraft and engines (hereafter, the "Delivered Equipment"):

         (i) Airframe: U.S. Registration Number N739AL; Manufacturer's Serial No. 28500; and

         (ii) Engines: Two CFM International Model CFM56-7B24 engines bearing, respectively, manufacturer's serial numbers 875976 and 875977 (each of which engines has 750 or more rated takeoff horsepower or the equivalent of such horsepower).

     (2) The Delivery Date of the Delivered Equipment is the date of this Lease Supplement set forth in the opening paragraph hereof.

     (3) The Term for the Delivered Equipment shall commence on the Delivery Date therefor and shall end on November 11, 2009.

     (4) Lessee hereby confirms its agreement to pay Lessor Rent with respect to the Delivered Equipment throughout the Term therefor in accordance with the terms of the Lease Agreement.

     (5) The fuel in the fuel tanks of the Aircraft on the Delivery Date is 1,695 gallons.

     (6) The Lease Agreement is amended and supplemented in the following respects:

          (i) The "Mortgage" referred to in Article 1 is more specifically defined as the Mortgage Agreement dated October 1999 between Lessor and Mortgagee;

         (ii) The "Mortgagee" referred to in Article 1 is more specifically defined as Citibank International Plc, and its successors, transferees and assigns; and

        (iii) Citibank International Plc and Citibank, N.A. are lenders in connection with the Mortgage and are therefore included in the definition of "Participants" in Article 1.

     (7) Lessee hereby confirms to Lessor that the Airframe and Engines described above have been duly marked as showing Lessor's title thereto and Mortgagee's mortgage interest therein in accordance with the terms of the Lease Agreement and that Lessee has accepted the Delivered Equipment for all purposes of the Lease Agreement, including its being airworthy, in accordance with specifications, in good working order and repair and without defect or inherent vice in title, condition, design, operation or fitness for use, whether or not discoverable by Lessee as of the date hereof, and free and clear of all Liens; provided, however, that nothing contained herein or in the Lease Agreement shall in any way diminish or otherwise affect any right Lessee or Lessor may have with respect to the Delivered Equipment as against Manufacturer or any other person, whether under the Purchase Agreement or otherwise.

     (8) All of the terms and provisions of this Lease Supplement are hereby incorporated by reference into the Lease Agreement to the same extent as if fully set forth therein.

     (9) This Lease Supplement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    (10) This Lease Supplement shall in all respects be governed by, and construed in accordance with, the laws of the State of California including all matters of construction, validity and performance.

     IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Supplement to be duly executed by their authorized officers or agents as of the date and year first above written.

                                       LESSOR:

                                       WILMINGTON TRUST COMPANY, not
                                       in its individual capacity but solely in its capacity as Owner Trustee

 WITNESS:                              By: /s/ Patricia A. Evans
                                               ----------------------------
 /s/ [ILLEGIBLE]                                 PATRICIA A. EVANS
     ------------------------
                                       Title:  Financial Services Officer
                                               ----------------------------


                                       LESSEE:

                                       ALOHA AIRLINES.INC.

 WITNESS:                              By:
                                               ----------------------------

     -----------------------           Title:
                                               ----------------------------


WITNESS:                               By:
                                               ----------------------------

     -----------------------           Title:
                                               ----------------------------

     IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Supplement to be duly executed by their authorized officers or agents as of the date and year first above written.

                                       LESSOR:

                                       WILMINGTON TRUST COMPANY, not
                                       in its individual capacity but solely in its capacity as Owner Trustee

 WITNESS:                              By:
                                               ----------------------------

     ------------------------          Title:
                                               ----------------------------


                                       LESSEE:

                                       ALOHA AIRLINES.INC.

 WITNESS:                              By: /s/ Brenda F. Cutwright
                                               ----------------------------
                                                BRENDA F. CUTWRIGHT

                                       Title:  SR. VICE PRESIDENT FINANCE &
 /s/ [ILLEGIBLE]                               PLANNING AND CFO
     -----------------------                   ----------------------------


WITNESS:                               By: /s/ James M. King
                                               ----------------------------
                                                JAMES M. KING

                                       Title:  VICE PRESIDENT PLANNING &
 /s/ [ILLEGIBLE]                               DEVELOPMENT
     -----------------------                   ----------------------------

                                              (CERTIFIED COPY TO BE RETURNED)
                                                         RECORDED
                                             Federal Aviation Administration

                                            Date   1-24-02      Time   am 9:0
                                                 --------------      ----------
                                             Conveyance Number     QQ024260
                                                              -----------------
                                            By     /s/ L. Kelley
                                               ---------------------



                                 AMENDMENT NO. 1
                               TO LEASE AGREEMENT

     This Amendment No. 1 to Lease Agreement ("Amendment No. 1"), dated as of November 29, 2001, is entered into by and between Wilmington Trust Company not in its individual capacity but solely as Owner Trustee (herein called "Lessor"), and Aloha Airlines, Inc., a Delaware corporation (herein called "Lessee").

                                    RECITALS

     A. Lessor and Lessee have heretofore entered into a Lease Agreement dated as of August 4, 1999,* as supplemented to the date hereof (collectively referred to as the "Lease"), pursuant to which Lessor has leased to Lessee one Boeing Model 737-73A aircraft bearing manufacturer's serial number 28500 and United States Registration Marks N739AL, equipped with two CFM 56-7B24 engines bearing, respectively, manufacturer's serial numbers 875976 and 875977.

     B. Lessor and Lessee wish to amend certain terms of the Lease and to extend the Term of the Lease all on the terms and conditions set forth below.

     C. Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Lease and reference to "Articles" herein shall be construed to refer to Articles of the Lease.

                              TERMS AND CONDITIONS

     Therefore, in consideration of the premises, and for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. Article 3(a) of the Lease is hereby amended and restated in its entirety as follows:

     "(a) TERM. Except as otherwise provided herein, the Aircraft shall be leased to Lessee hereunder for a Term that commences on the Delivery Date and ends on November 11, 2010."

     2. Schedule 1 to the Lease Agreement shall be amended in accordance with the Amendment to Schedule 1 attached hereto.



* as more particularly described in Annex I attached hereto (the "Lease"),

     3. This Amendment No. 1, when executed by Lessor and Lessee, shall become effective as of the date first written above.

     4. On and after the effective date of this Amendment No. 1, each reference in the Lease to "the Lease", "this Lease", "hereunder", "hereof", or words of like import referring, shall mean and be a reference to the Lease as amended by this Amendment No. 1. The Lease, except to the extent amended by this Amendment No. 1, remains in full force and effect and is hereby in all respects ratified and confirmed.

     5. This Amendment No. 1 may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     6. This Amendment No. 1 shall be governed by and construed in accordance with the laws of California.


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective authorized officers or representatives as of the date first written above.


                                 WILMINGTON TRUST COMPANY, not in its
                                 individual capacity but solely as Owner Trustee

                                 By:    /s/            [ILLEGIBLE]
                                        ----------------------------------------
                                 Title:                    AVP
                                        ----------------------------------------


                                 ALOHA AIRLINES, INC.

                                 By:
                                        ----------------------------------------
                                 Title:
                                        ----------------------------------------

                                 By:
                                        ----------------------------------------
                                 Title:
                                        ----------------------------------------

     3. This Amendment No. 1, when executed by Lessor and Lessee, shall become effective as of the date first written above.

     4. On and after the effective date of this Amendment No. 1, each reference in the Lease to "the Lease", "this Lease", "hereunder", "hereof", or words of like import referring, shall mean and be a reference to the Lease as amended by this Amendment No. 1. The Lease, except to the extent amended by this Amendment No. 1, remains in full force and effect and is hereby in all respects ratified and confirmed.

     5. This Amendment No. 1 may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     6. This Amendment No. 1 shall be governed by and construed in accordance with the laws of California.


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective authorized officers or representatives as of the date first written above.


                                 WILMINGTON TRUST COMPANY, not in its
                                 individual capacity but solely as Owner Trustee

                                 By:
                                        ----------------------------------------
                                 Title:
                                        ----------------------------------------


                                 ALOHA AIRLINES, INC.

                                 By:    /s/ Brenda F. Cutwright
                                        ----------------------------------------
                                 Title: EXECUTIVE VICE PRESIDENT & CFO
                                        ----------------------------------------

                                 By:    /s/ James M. King
                                        ----------------------------------------
                                 Title: SENIOR VICE PRESIDENT PLANNING
                                        AND BUSINESS DEVELOPMENT
                                        ----------------------------------------

                           AMENDMENTS TO SCHEDULE "1"


[This amendment has been omitted as confidential information, and is separately filed with the Commission.]

                                                                         Annex I
                                           to Amendment No. 1 to Lease Agreement


                              DESCRIPTION OF LEASE

     Lease Agreement dated as of August 4, 1999 between Wilmington Trust Company, as owner trustee under Trust Agreement No. 2 dated November 12, 1999, as lessor, and Aloha Airlines, Inc., as lessee, which was recorded by the Federal Aviation Administration on December 9,1999 and assigned Conveyance No. I64454, as supplemented by the following described instrument:

                              Date of              FAA                 FAA
        Instrument           Instrument       Recording Date      Conveyance No.
        ----------           ----------       --------------      --------------
Lease Supplement              11/12/99           12/09/99             I64454